COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

SGA Global Growth Fund
a series of Investment Managers Series Trust

803 W. Michigan Street
Milwaukee, Wisconsin 53233
1-888-988-8SGA (8742)

INTO

American Beacon SGA Global Growth Fund
a series of American Beacon Funds

4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
1-800-658-5811

And

STATEMENT OF ADDITIONAL INFORMATION

  TO COMBINED PROXY STATEMENT AND PROSPECTUS

September 16, 2013

INVESTMENT MANAGERS SERIES TRUST
SGA Global Growth Fund

803 W. Michigan Street
Milwaukee, Wisconsin 53233

September 16, 2013

To the Shareholders:

We are pleased to announce that the SGA Global Growth Fund (the “SGA Fund”), a series of Investment Managers Series Trust (the “Trust”), is proposing to reorganize into the American Beacon SGA Global Growth Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”).  The AB Fund is designed to be substantially similar from an investment perspective to the SGA Fund.

A Special Meeting of Shareholders of the SGA Fund is to be held at 2:00 p.m. Eastern time on September 27, 2013, at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901, where you will be asked to vote on the proposal to reorganize the SGA Fund into the AB Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid FedEx envelope in which to return your proxy card are enclosed. You may also submit your vote via fax at 781-633-4036.

The primary purpose of the reorganization transaction (the “Reorganization”) is to move the SGA Fund to the American Beacon Family of Funds.  The Reorganization will shift management oversight responsibility for the SGA Fund to American Beacon Advisors, Inc. (the “Manager”) while retaining Sustainable Growth Advisers, LP, the investment adviser of the SGA Fund, as the sub-adviser to the AB Fund (“SGA” or the “Sub-Adviser”).  In this capacity, SGA will continue to make day-to-day investment decisions for the Fund. The Manager is an experienced provider of investment advisory services to institutional and retail investors, with approximately $22 billion in mutual fund and $50 billion in overall assets under management.  Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds.  The Reorganization has the potential to expand the SGA Fund’s presence in more distribution channels, increase its asset base and lower operating expenses as a percentage of assets.

By engaging SGA as the sub-adviser to the AB Fund, there will be a continuity of the portfolio management team that has been responsible for the SGA Fund’s performance record since its inception on December 31, 2010. In particular, the portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the SGA Fund will remain the same.

The Reorganization is expected to result in a decrease from the SGA Fund’s overall gross expense ratio and net expense ratio through May 30, 2015, and for as long as the Manager chooses to reduce and/or reimburse expenses to maintain the AB Fund’s net expenses at less than the SGA Fund’s current expense limit of 1.75%.  However, the AB Fund’s net expenses would increase after May 30, 2015, and for so long thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the Fund’s net expense ratio at less than 1.75% (unless the assets of the Fund increased enough to result in a sufficient decrease in the AB Fund’s gross expenses).  The Reorganization will also result in a decrease in the advisory fees payable by the AB Fund as compared to the advisory fees that are currently paid by the SGA Fund.

If SGA Fund shareholders approve the Reorganization, it will take effect on or about October 4, 2013.  At that time, the SGA shares you currently own would, in effect, be exchanged on a tax-free basis for Institutional Class shares of the AB Fund with the same aggregate value, as follows:

SGA Global Growth Fund	à	American Beacon SGA Global Growth Fund
Shares	à	Institutional Class Shares

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

The Board of Trustees of the Trust unanimously recommends that the shareholders of the SGA Fund vote in favor of the proposed Reorganization.

Detailed information about the proposal is contained in the enclosed materials.  Whether or not you plan to attend the meeting in person, we need your vote.  Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card in the postage-prepaid FedEx envelope or you may submit your vote via fax at 781-633-4036.  If you have any questions regarding the proposal to be voted on, please do not hesitate to call (888) 988-8742.

Your vote is very important to us. Thank you for your response and for your continued investment in the SGA Global Growth Fund.

Respectfully,

/s/ George P. Fraise
George P. Fraise
Principal
Sustainable Growth Advisers, LP

INVESTMENT MANAGERS SERIES TRUST
SGA Global Growth Fund

803 W. Michigan Street
Milwaukee, Wisconsin 53233

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 27, 2013.

To the Shareholders of the SGA Global Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the SGA Global Growth Fund (the “SGA Fund”), a series of Investment Managers Series Trust, is to be held at 2:00 p.m. Eastern time on September 27, 2013, at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the SGA Fund to the American Beacon SGA Global Growth Fund (the “AB Fund”), a newly created series of American Beacon Funds.  The transfer effectively would be (a) an exchange of your shares of the SGA Fund for Institutional Class shares of the AB Fund, which would be distributed pro rata by the SGA Fund to the holders of its shares in complete liquidation of the SGA Fund, and (b) the AB Fund’s assumption of all of the liabilities of the SGA Fund, as follows:

SGA Global Growth Fund	à	American Beacon SGA Global Growth Fund
Shares	à	Institutional Class Shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the SGA Fund as of the close of business on September 4, 2013, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the SGA Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees,

/s/ Joy Ausili
Joy Ausili, Secretary
September 16, 2013

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 27, 2013, or any adjournment or postponement thereof.  This Notice and the attached Combined Proxy Statement and Prospectus are available on the internet at www.sgafunds.com. On this website, you will be able to access the Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it via fax at 781-633-4036 or in the enclosed FedEx envelope, which requires no postage and is intended for your convenience. Your prompt vote may save the SGA Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

INVESTMENT MANAGERS SERIES TRUST
SGA Global Growth Fund

803 W. Michigan Street
Milwaukee, Wisconsin 53233

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: September 16, 2013

Question:  What is this document and why did you send it to me?

Answer:  The attached Combined Proxy Statement and Prospectus is a proxy statement for the SGA Global Growth Fund (the “SGA Fund”), a series of Investment Managers Series Trust (the “Trust”), and a prospectus for the Institutional Class shares of a newly created series of American Beacon Funds (the “AB Trust”), the American Beacon SGA Global Growth Fund (the “AB Fund”) (collectively, the “Proxy Statement”).  The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the SGA Fund to approve the proposed reorganization of the SGA Fund into the AB Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization and Termination between the Trust and the AB Trust (the “Plan”), the form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the Institutional Class shares of the AB Fund.

The Proxy Statement contains information that shareholders of the SGA Fund should know before voting on the Reorganization.  The Proxy Statement should be retained for future reference.

Question:  What is the purpose of the Reorganization?

       Answer:  The primary purpose of the Reorganization is to move the SGA Fund to the American Beacon Family of Funds.  Reconstituting the SGA Fund as a series of the AB Trust has the potential to (a) expand the SGA Fund’s presence in more distribution channels, (b) increase its asset base, and (c) lower operating expenses as a percentage of assets.  The Reorganization is expected to result in a decrease from the SGA Fund’s overall gross expense ratio and net expense ratio through May 30, 2015, and for so long as American Beacon Advisors, Inc. (the “Manager”) chooses to reduce and/or reimburse expenses to maintain the AB Fund’s net expenses at less than the SA Fund’s current expense limit of 1.75%.  However, the AB Fund’s net expenses would increase after May 30, 2015, and for so long thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the Fund’s net expense ratio at less than 1.75% (unless the assets of the Fund increased enough to result in a sufficient decrease in the AB Fund’s gross expenses).  The Reorganization will also result in a decrease in the advisory fees payable by the AB Fund as compared to the advisory fees that are currently paid by the SGA Fund.  Sustainable Growth Advisers, LP (“SGA”), the current adviser to the SGA Fund, recommends that the SGA Fund be reorganized as a series of the AB Trust.

Question:  How will the Reorganization work?

Answer:  In order to reconstitute the SGA Fund as a series of the AB Trust, a similar fund, referred to as the “AB Fund,” has been created as a new series of the AB Trust.  If shareholders of the SGA Fund approve the Plan, the SGA Fund will transfer all of its assets to the AB Fund in return for shares of the AB Fund and the AB Fund’s assumption of the SGA Fund’s liabilities.  The SGA Fund will then distribute the shares it receives from the AB Fund to shareholders.  Existing shareholders of the SGA Fund’s shares will become shareholders of the AB Fund’s Institutional Class shares, and immediately after the Reorganization each shareholder will hold the same number of Institutional Class shares of the AB Fund, with the same net asset value per share and total value, as the shares of the SGA Fund that the shareholder held immediately prior to the Reorganization.  Subsequently, the SGA Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the SGA Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about October 4, 2013.

Question:  How will the Reorganization affect me as a shareholder?

Answer:  You will become a shareholder of the AB Fund.  The shares of the AB Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the SGA Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the SGA Fund and its shareholders.

The Reorganization will shift management oversight responsibility for the SGA Fund from SGA to the Manager.  By engaging SGA (the “Sub-Adviser”), the current adviser to the SGA Fund, the Manager will provide continuity of the portfolio management team that has been responsible for the SGA Fund’s performance record since the inception of the SGA Fund on December 31, 2010. The portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the SGA Fund will remain the same.  The investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially similar, to those of the SGA Fund.  The AB Fund’s investment limitations also are substantially similar to those of the SGA Fund; however, the investment limitations have been updated by the AB Fund to align with the limitations with those of other funds in the American Beacon Family of Funds.

The Reorganization will affect other services currently provided to the SGA Fund.  Foreside Fund Services, LLC (the “Distributor”) will be the distributor and principal underwriter of the AB Fund’s shares; IMST Distributors, LLC, a wholly-owned subsidiary of the Distributor, currently serves as the distributor and principal underwriter of the SGA Fund’s shares.  The AB Trust will engage State Street Bank and Trust Co. (“State Street”) as the AB Fund’s custodian

2

and accounting agent; UMB Bank, n.a., currently serves as the custodian for the SGA Fund.  UMB Fund Services, Inc. (“UMBFS”) currently serves as the SGA Fund’s transfer agent and fund accountant, and Mutual Fund Administration Corporation and UMBFS currently serve as the SGA Fund’s co-administrators.  The AB Trust will engage Boston Financial Data Services, a State Street affiliate, as the AB Fund’s transfer agent, and the Manager will provide administration services for the AB Fund.

The Reorganization will move the assets of the SGA Fund from the Trust, which is a Delaware statutory trust, to the AB Fund, a series of the AB Trust, which is a Massachusetts business trust.  As a result of the Reorganization, the AB Fund will operate under the supervision of the AB Trust’s Board of Trustees.  Please refer to the section in the Proxy Statement entitled “Comparison of Forms of Organization and Shareholder Rights” for more information about the differences between the Trust and the AB Trust.

Question:  Who will manage the AB Fund?

Answer:  The Manager will be responsible for overseeing the management of the AB Fund, and the portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the SGA Fund will continue to manage the portfolio of the AB Fund.

The Manager is an experienced provider of investment advisory services to institutional and retail investors, with approximately $22 billion mutual fund and $50 billion overall assets under management.  Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds.  The Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors. There are currently 25 series of the AB Trust. The American Beacon Family of Funds advised by the Manager currently includes international and domestic equity portfolios spanning a variety of longer-range investment strategies through balanced portfolios, as well as short-term investment options such as bond funds and money market funds.

The Sub-Adviser is a Delaware limited partnership. The Sub-Adviser was established in 2003 and had approximately $5.3 billion of assets under management as of June 30, 2013.

Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the SGA Fund?

        Answer:  The Reorganization is expected to result in a decrease in the overall gross expense ratio and net expense ratio through May 30, 2015, and a decrease in the advisory fees payable by the AB Fund, as compared to the advisory fees that are currently paid by the SGA Fund.  The operating expenses of the shares of the SGA Fund based on its assets for the semi-annual period ended March 31, 2013 are 9.44% of its average daily net assets before the limitation on expenses.  The projected total annual operating expenses for the Institutional Class shares of the AB Fund, based on the same asset levels, are 6.67% of the AB Fund’s average daily net assets before the limitation on expenses.  SGA has contractually agreed to limit SGA Fund expenses through January 31, 2023, to the extent that its total annual operating expenses exceed an annual

3

rate of 1.75%, excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses. The Manager has contractually agreed to limit AB Fund expenses through May 30, 2015, to the extent that total annual fund operating expenses of the Institutional Class shares exceed the annual rate of 0.98%, excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation.  The Reorganization is therefore expected to result in a decrease from the SGA Fund’s net expense ratio through May 30, 2015, and for so long as the Manager chooses to reduce and/or reimburse expenses to maintain the AB Fund’s net expenses at less than the SGA Fund’s current expense limit of 1.75%.  However, the AB Fund’s net expenses would increase after May 30, 2015, and for so long thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the Fund’s net expense ratio at less than 1.75% (unless the assets of the Fund increased enough to result in a sufficient decrease in the AB Fund’s gross expenses).  The Reorganization will also result in a decrease in the advisory fees payable by the AB Fund, as compared to the advisory fees that are currently paid by the SGA Fund, as the SGA Fund currently pays an advisory fee of 1.00% of the SGA Fund’s average daily net assets and the AB Fund will pay an advisory fee of 0.50% of the AB Fund’s average daily net assets.

Question:  Will the Reorganization result in any taxes?

Answer:  We expect that neither the SGA Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust and the AB Trust expect to receive a tax opinion confirming this position. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the number of shares you own.

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Question:  How does the Trust’s Board of Trustees recommend that I vote?

Answer:  After careful consideration and upon recommendation of SGA, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  The Manager and SGA will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  The SGA Fund will not incur any expenses in connection with the Reorganization.  Expenses relating to the Reorganization are estimated to be approximately $150,000.

Question:  What will happen if the Plan is not approved by shareholders?

Answer:  If shareholders of the SGA Fund do not approve the Plan, the SGA Fund will not be reorganized into the AB Fund and the Trust’s Board of Trustees will meet to consider other alternatives.

Question:  How do I vote my shares?

Answer:  You can vote your shares via fax or by using the enclosed return FedEx envelope by following the instructions on the enclosed proxy card.

Question:  Who do I call if I have questions?

Answer:  If you have any questions about the proposal or the proxy card, please do not hesitate to call SGA Client Services at (888) 988-8742.

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COMBINED PROXY STATEMENT AND PROSPECTUS

September 16, 2013

FOR THE REORGANIZATION OF

SGA Global Growth Fund
a series of Investment Managers Series Trust
803 W. Michigan Street
Milwaukee, Wisconsin 53233
1-888-988-8SGA (8742)

INTO

American Beacon SGA Global Growth Fund,
a series of American Beacon Funds
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
1-800-658-5811

_________________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the SGA Global Growth Fund, a series of the Trust (the “SGA Fund”), managed by Sustainable Growth Advisers, LP (“SGA”), at the principal executive offices of SGA located at 301 Tresser Boulevard, Suite 1301, Stamford, CT 06901 on September 27, 2013, at 2:00 p.m. Eastern time.  At the Special Meeting, shareholders of the SGA Fund will be asked:

1.      To approve an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the SGA Fund to the American Beacon SGA Global Growth Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”), in exchange for:

(a) Institutional Class shares of the AB Fund equal in number and value to the SGA Fund’s shares, which will be distributed pro rata by the SGA Fund to the holders of its shares in complete liquidation of the SGA Fund as follows:

SGA Global Growth Fund	à	American Beacon SGA Global Growth Fund
Shares	à	Institutional Class Shares

and

(b) the AB Fund’s assumption of all of the liabilities of the SGA Fund (collectively, the “Reorganization”); and

2.      To transact any other business as may properly come before the Special Meeting or any adjournments thereof.

The SGA Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  The AB Fund is a newly created series of the AB Trust, an open-end management investment company registered with the SEC and organized as a Massachusetts business trust.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information relating to the AB Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated September 16, 2013, which is incorporated by reference into this Proxy Statement.  Additional information about the AB Fund has been filed with the SEC and is available upon request and without charge by writing to the AB Fund or by calling (800) 658-5811.  The SGA Fund expects that this Proxy Statement will be mailed to shareholders on or about September 17, 2013.

The following documents have been filed with the SEC and are incorporated by this reference into this Proxy Statement, which means that these documents are considered legally to be part of this Proxy Statement:

•	Statement of Additional Information to this Proxy Statement, dated September 16, 2013;

•	Prospectus and Statement of Additional Information of the SGA Fund, each dated February 1, 2013;

•	Semi-Annual Report to Shareholders of the SGA Fund for the semi-annual period ended March 31, 2013; and

•	Annual Report to Shareholders of the SGA Fund for the fiscal year ended September 30, 2012.

The SGA Fund’s Prospectus dated February 1, 2013 and Annual Report to Shareholders for the fiscal year ended September 30, 2012, containing audited financial statements, and Semi-Annual Report to Shareholders for the period ended March 31, 2013, containing unaudited financial statements, have been previously mailed to shareholders.

Copies of these documents are available upon request and without charge by writing to the Trust, through the internet at www.sgafunds.com, or by calling (toll-free) at 1-888-988-8SGA (8742).

Because the AB Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the AB Fund at this time.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the AB Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION			1
	A.	OVERVIEW		1
	B.	REASONS FOR THE REORGANIZATION		2
	C.	BOARD CONSIDERATIONS		3
	D.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS		5
	E.	COMPARISON OF PRINCIPAL RISKS		12
	F.	COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND LIMITATIONS		15
	G.	COMPARISON OF FEES AND EXPENSES		21
	H.	PERFORMANCE INFORMATION		23
	I.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES		25
	J.	KEY INFORMATION ABOUT THE PROPOSAL		27
		1.	SUMMARY OF THE PROPOSED REORGANIZATION	27
		2.	DESCRIPTION OF THE AB FUND’S SHARES	28
		3.	FEDERAL INCOME TAX CONSEQUENCES	28
		4.	COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS	30
		5.	CAPITALIZATION	33
	K.	ADDITIONAL INFORMATION ABOUT THE AB FUND		33
		1.	INVESTMENT ADVISER AND SUB-ADVISER	33
		2.	OTHER SERVICE PROVIDERS	35
		3.	TAX CONSIDERATIONS	35
		4.	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	35
II.	VOTING INFORMATION			36
	A.	RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED		36
	B.	HOW TO VOTE		36
	C.	PROXIES		36
	D.	QUORUM AND ADJOURNMENTS		37
	E.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”		37
	F.	SOLICITATION OF PROXIES		38
III.	OTHER INFORMATION			38
	A.	OTHER BUSINESS		38
	B.	NEXT MEETING OF SHAREHOLDERS		38
	C.	LEGAL MATTERS		38
	D.	INFORMATION FILED WITH THE SEC		38
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION				A-1
APPENDIX B OWNERSHIP OF SHARES OF THE SGA FUND				B-1
APPENDIX C VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE AB FUND				C-1
APPENDIX D FINANCIAL HIGHLIGHTS OF THE AB FUND				D-1

I.PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

A.	OVERVIEW

The Board, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, proposes that the SGA Fund reorganize into the AB Fund and that each SGA Fund shareholder become a shareholder of the AB Fund, pursuant to the Plan, the form of which is attached to this Proxy Statement as Appendix A.  The Board considered the Reorganization at a meeting held on August 6, 2013.  The Board believes that the Reorganization is in the best interests of the SGA Fund and its shareholders.

In order to reorganize the SGA Fund into a series of the AB Trust, a similar fund, referred to as the “AB Fund,” has been created as a new series of the AB Trust.  If the shareholders of the SGA Fund approve the Plan, the Reorganization will have three primary steps:

*           First, the SGA Fund will transfer all of its assets to the AB Fund in exchange solely for Institutional Class shares of the AB Fund and the AB Fund’s assumption of all of the SGA Fund’s liabilities;

*           Second, each holder of SGA Fund shares will receive a pro rata distribution of the AB Fund’s Institutional Class shares; and

*           Third, the SGA Fund will be liquidated.

Approval of the Plan will constitute approval of the transfer of the SGA Fund’s assets, the assumption of its liabilities, the distribution of the AB Fund’s Institutional Class shares, and liquidation of the SGA Fund.  The Institutional Class shares issued in connection with the Reorganization will have an aggregate net asset value per share (“NAV”) equal to the value of the assets that the SGA Fund transferred to the AB Fund, less the SGA Fund’s liabilities that the AB Fund assumes.  The value of a SGA Fund shareholder’s account with the AB Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with the SGA Fund immediately prior to the Reorganization.  No sales charge or fee of any kind will be charged to the SGA Fund’s shareholders in connection with the Reorganization.

The Trust believes that the Reorganization will constitute a tax-free transaction for federal income tax purposes.  Therefore, shareholders should not recognize any gain or loss on their SGA Fund shares for federal income tax purposes as a direct result of the Reorganization. The Trust and the AB Trust will receive an opinion from tax counsel to the AB Trust confirming such tax treatment.

B.	REASONS FOR THE REORGANIZATION

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with SGA Fund to the American Beacon Family of Funds.  Reconstituting the SGA Fund as a series of the AB Trust has the potential to expand the distribution network and increase the SGA Fund’s assets, as the AB Trust has access to greater resources and distribution channels than does the Trust.

The Reorganization will shift management oversight responsibility for the SGA Fund to American Beacon Advisors, Inc. (the “Manager”) while retaining SGA as the sub-adviser to the AB Fund.  By engaging SGA (the “Sub-Adviser”), the current adviser to the SGA Fund, the Manager will provide continuity of the portfolio management team that has been responsible for the SGA Fund’s performance record since the inception of the SGA Fund on December 31, 2010. The portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the SGA Fund will remain the same.  The investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially similar, to those of the SGA Fund.  The AB Fund’s fundamental and non-fundamental investment limitations also will be substantially similar to those of the SGA Fund; however, the AB Fund limitations have been updated to be in line with current limitations of the other funds in the American Beacon Family of Funds.  SGA recommends that the SGA Fund be reorganized as a series of the AB Trust.

The Reorganization will affect other services currently provided to the SGA Fund.  Foreside Fund Services, LLC (the “Distributor”) will be the distributor and principal underwriter of the AB Fund’s shares; IMST Distributors, LLC, a wholly-owned subsidiary of the Distributor, currently serves as the distributor and principal underwriter of the SGA Fund’s shares.  The AB Trust will engage State Street Bank and Trust Co. (“State Street”) as the AB Fund’s custodian and accounting agent; UMB Bank, n.a., currently serves as the custodian for the SGA Fund.  UMB Fund Services, Inc. (“UMBFS”) currently serves as the SGA Fund’s transfer agent and fund accountant, and Mutual Fund Administration Corporation and UMBFS currently serve as the SGA Fund’s co-administrators.  The AB Trust will engage Boston Financial Data Services, a State Street affiliate, as the AB Fund’s transfer agent, and the Manager will provide administration services for the AB Fund.

The Reorganization is expected to result in a decrease from the SGA Fund’s overall gross expense ratio and net expense ratio through May 30, 2015, and for so long as the Manager chooses to reduce and/or reimburse expenses to maintain the AB Fund’s net expenses at less than the SA Fund’s current expense limit of 1.75%.  However, the AB Fund’s net expenses would increase after May 30, 2015, and for so long thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the Fund’s net expense ratio at less than 1.75% (unless the assets of the Fund increased enough to result in a sufficient decrease in the AB Fund’s gross expenses).  The Reorganization will also result in a decrease in the advisory fees payable by the AB Fund as compared to the advisory fees that are currently paid by the SGA

Fund.  The SGA Fund currently charges a redemption fee of 2.00% on shares redeemed within 60 days of purchase.  The AB Fund will not charge a redemption fee.

C.	BOARD CONSIDERATIONS

SGA proposed, and the Board considered (with the advice and assistance of independent legal counsel), the Reorganization at an in-person meeting held on August 6, 2013.  Based upon the recommendation of SGA, the Board’s evaluation of the relevant information prepared by the Manager and presented to the Board at the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all trustees who are not “interested persons” of the Trust under the 1940 Act, determined that the Reorganization is in the best interests of the SGA Fund and its shareholders.

In approving the Reorganization as proposed by SGA, the Board recognized that SGA considered alternatives to reorganization options with other fund complexes as well as various other alternatives for the SGA Fund that were identified by SGA.  The Board noted that the SGA Fund assets have not achieved economies of scale despite significant sales efforts by SGA.  The Board noted further SGA’s belief that, as a result, the SGA Fund may not be able to achieve economies of scale unless it can be combined with another fund.  The Board considered the terms of the Reorganization and determined that the Reorganization would provide shareholders with the options of (1) transferring their investment to a similar fund on a tax-free basis in the Reorganization or (2) redeeming their investment in the SGA Fund, which might have tax consequences for them.  The Board noted that liquidating and terminating the SGA Fund would provide shareholders with only one option that might have adverse tax consequences for them.

The Board considered the following additional matters, among others, in approving the Reorganization:

The Terms and Conditions of the Reorganization.  The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the SGA Fund will be in exchange for Institutional Class shares of the AB Fund and the AB Fund’s assumption of all liabilities of the SGA Fund.  The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization and that the interests of shareholders would not be diluted as a result of the Reorganization.  The Board also noted that the Reorganization would be submitted to the SGA Fund’s shareholders for approval.

Similarity of Investment Objectives, Policies and Restrictions and Continuity of Sub-Adviser.  The Board considered that the investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially similar, to those of the SGA Fund.  The Board noted that the investment limitations of the SGA Fund have been updated and reworded by the AB Fund to be conformed with the current limitations in the American Beacon Family of Funds.  In particular, the Board considered that the similarity of investment strategy, together with the continuation of SGA, would provide a continuation of portfolio management expertise to the shareholders of the SGA Fund.

Expenses Relating to Reorganization.  The Board considered that the Manager and SGA will bear the direct costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.

Relative Expense Ratios and Continuation of Limitation on Expenses.  The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “Comparison of Fees and Expenses” section below), which indicated that the gross and net total annual operating expense ratios for the AB Fund through May 30, 2015 would be less than the gross and net total operating expense ratios of the SGA Fund.  The Board also considered that the advisory fee paid by the AB Fund would be less than the advisory fee paid by the SGA Fund.  The Board considered the fact that the Manager would contractually agree through at least May 30, 2015 to reduce and/or reimburse expenses payable by the AB Fund in order that the total annual operating expense ratio of Institutional Class shares of the AB Fund would not exceed 0.98% of average daily net assets, which is lower than the current expense limitation for the SGA Fund of 1.75% of the SGA Fund’s average daily net assets.

Economies of Scale. The Board considered the potential of the AB Fund to experience economies of scale as a result of its being a series of the AB Trust because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, would be spread over a larger fund complex.  The Board concluded that the structure would benefit shareholders as the AB Fund grows.

Distribution and Service Fees.  The Board considered the fund distribution capabilities of the Manager and its affiliates and their commitment to distribute the AB Fund.  The Board further considered that the 0.25% Rule 12b-1 distribution and service fees currently applicable to shares of the SGA Fund will not apply to the Institutional Class shares of the AB Fund, and that the Institutional Class of the AB Fund will not pay a distribution or service fee.

The Experience and Expertise of the Investment Adviser and Sub-Adviser.  The Board considered the following information regarding the Manager: (1) the Manager is an experienced provider of investment advisory services to institutional and retail markets, with approximately $22 billion in mutual fund and $50 billion in overall assets under management; (2) since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds; and (3) the Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors. The Board also considered that there are currently 25 series of the AB Trust.

The Board considered that SGA, a Delaware limited partnership and the current adviser to the SGA Fund, would continue to provide sub-advisory services to the AB Fund.  The Board noted that the Sub-Adviser’s principals have significant investment experience related to the investment management of the SGA Fund and the accounts of institutional and individual clients, private investment companies and mutual funds.

Tax Consequences.  The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences.

Other Alternatives.  The Board considered several alternatives to the Reorganization that were identified by SGA.  After considering the merits and viability of these other alternatives, the Board agreed with SGA’s assessment that the possible alternatives were less desirable than the Reorganization.

Based on the foregoing and additional information presented at the Board meeting discussed above, the Board determined that the Reorganization as proposed by SGA is the best alternative for the SGA Fund at this time and is in the best interests of the SGA Fund and its shareholders.  The Board approved the Reorganization, subject to approval by shareholders of the SGA Fund and the solicitation of the shareholders of the SGA Fund to vote “FOR” the approval of the Plan, the form of which is attached to this Proxy Statement in Appendix A.

D.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS

The SGA Fund and the AB Fund (each sometimes referred to herein as a “Fund”) have identical investment objectives and substantially similar strategies, which are presented in the table below.  However, the AB Fund may make greater use of investments in money market funds and futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs than the SGA Fund.

The AB Fund has been created as a shell series of the AB Trust solely for the purpose of acquiring the SGA Fund’s assets and continuing its business investment strategy, and will not conduct any investment operations until after the closing of the Reorganization.  The Manager has reviewed the SGA Fund’s current portfolio holdings and determined that those holdings are compatible with the AB Fund’s investment objectives and policies.  As a result, the Manager believes that, if the Reorganization is approved, all or substantially all of the SGA Fund’s assets will be transferred to and held by the AB Fund.

SGA Fund	AB Fund
Investment Objective
The SGA Fund seeks long term capital appreciation.

The SGA Fund’s investment objective is a non-fundamental policy that may be changed by the Board without shareholder approval upon at least 60 days’ prior written notice to shareholders.
The AB Fund will have the same investment objective. The AB Fund’s investment objective will also be a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval.
Principal Investment Strategies
Under normal market conditions, the SGA Fund invests in equity securities of companies	The AB Fund’s principal investment strategies will be similar to the SGA Fund’s principal located throughout the world, including the United States, with at least 40% of its net assets in companies organized, headquartered or doing a substantial amount of business outside the United States.  The SGA Fund considers a company that has at least 50% of its assets or derives at least 50% of its revenue from business outside the United States as doing a substantial amount of business outside the United States.  The SGA Fund will invest primarily in equity securities of companies located in developed countries and may invest up to 40% of its net assets in the securities of companies located in emerging economies included in the MSCI Emerging Markets Index.

The SGA Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  Although the SGA Fund may invest in any size company, investments will generally be in large and medium-sized companies.  The SGA Fund’s adviser considers large and medium sized companies to be those with market capitalizations above $10 billion and from $2 billion to $10 billion, respectively, at the time of purchase.   The SGA Fund will allocate its assets among various regions and countries (but in no less than three non-U.S. countries).  From time to time, the SGA Fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions.

The SGA Fund also may invest in American, European, and global depository receipts (“ADRs”, “EDRs”, and “GDRs”, respectively).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The SGA Fund is non-diversified and therefore

investment strategies, except that:

●   The AB Fund may, if market conditions are not deemed favorable by the sub-adviser, decrease the AB Fund’s investments in issuers organized, headquartered or doing a substantial amount of business outside the United States to 30% of net assets;

●   The AB Fund may make cash management investments in other investment companies, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs;

●   The AB Fund may trade forward foreign currency contracts or currency futures in an attempt to reduce its risk exposure to adverse fluctuations in currency exchange rates;

●   As a principal investment strategy, the AB Fund may lend its securities to broker-dealers and other institutions to earn additional income; and

●   The AB Fund may invest up to 25% of its net assets in the securities of companies located in countries included in the MSCI Emerging Markets and Frontier Markets Indices.

Accordingly, the “Principal Investment Strategies” section states that:

The AB Fund will invest in securities of issuers located throughout the world, including the United States (“U.S.”).  Under normal circumstances, the AB Fund will invest primarily in equity securities, with at least 40% of the AB Fund’s net assets in issuers organized, headquartered or doing a substantial amount of business outside the U.S. (or at least 30% if conditions are not deemed favorable by is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio

The SGA Fund’s adviser uses an investment process to identify companies that exhibit characteristics that the adviser believes lead to a high degree of predictability, strong profitability and above average earnings and cash flow growth.  The adviser selects investments that it believes to have superior long-term earnings prospects and attractive valuations.  The adviser will sell a fund holding when the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

the sub-adviser).  The AB Fund considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S.  The AB Fund may invest up to 25% of its net assets in the securities of companies located in countries included in the MSCI Emerging Markets and Frontier Markets Indices.

The AB Fund’s equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The AB Fund may invest in companies of all market capitalizations, but will generally invest in large and medium capitalization companies, and convertible securities of any duration.  SGA considers large and medium sized companies to be those with market capitalizations above $10 billion and from $2 billion to $10 billion, respectively, at the time of purchase. The AB Fund will allocate its assets among various regions and countries (but in no less than three non-U.S. countries). From time to time, the AB Fund may have a significant portion of its assets invested in the securities of companies in only a few countries and one or a few regions.

The AB Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer and may focus its investments in fewer issuers than a fund with a diversified portfolio.

The AB Fund’s investment sub-adviser, SGA, uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth.  SGA selects investments for the AB Fund’s portfolio that it believes have superior long-term earnings prospects and attractive valuation. SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

SGA may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund’s risk exposure to adverse fluctuations in currency exchanging rates.  The AB Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The AB Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Temporary Defensive Strategy
When current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations.  When the Fund takes a temporary defensive position, it may not achieve its investment objective.

The AB Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, the AB Fund may not achieve its investment objective.

When the AB Fund takes a defensive or interim position, its investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; or (vii) shares of money market funds, including money market funds advised by the Manager or SGA.

Cash Management Investments
None
The AB Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), including money market funds that are advised by the Manager or SGA. If the AB Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds sponsored by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, the AB Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, the AB Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because the

Fund will have market exposure simultaneously in both the invested securities and futures contracts, the AB Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in the AB Fund. The AB Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the AB Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Investment Adviser
Sustainable Growth Advisers, LP	American Beacon Advisors, Inc.
Investment Sub-Adviser
None	Sustainable Growth Advisers, LP
Portfolio Managers
George P. Fraise is a Portfolio Manager and a member of the firm’s Investment Committee.  He is also a member of SGA’s Board of Advisors.  Prior to co-founding SGA in 2003, Mr. Fraise was Executive Vice President of Yeager, Wood & Marshall, Inc., a registered investment adviser, from 2000 to 2003 where he was a member of the Investment Policy Committee, a member of the Board of Directors and co-manager of the John Hancock U.S. Global Leaders Growth Fund, a mutual fund, and the U.S. Global Leaders Growth Fund, Ltd, an offshore fund.  Mr. Fraise began
Same

his investment career in 1987 as an equity analyst at Drexel Burnham Lambert.  In 1990, he joined Smith Barney as a senior analyst responsible for the coverage of electrical equipment stocks.  He also held a senior analyst position at Chancellor Capital Management.  In 1997, Mr. Fraise joined Scudder Kemper Investments where he was Senior Vice President and co-manager of the Scudder Large Company Growth Fund until 2000.

Gordon M. Marchand, CFA, CIC, is a Portfolio Manager and a member of the firm’s Investment Committee.  Mr. Marchand is also a member of SGA’s Board of Advisors.  Prior to co-founding SGA in 2003, Mr. Marchand was an executive officer, a member of the Investment Policy Committee and a member of the Board of Directors at Yeager, Wood & Marshall, Inc., a registered investment adviser, from 1984 to 2003.  He was also the firm’s Chief Operating and Financial Officer.  Mr. Marchand began his career as a management consultant for Price Waterhouse.  He is a Chartered Financial Analyst (CFA), a Chartered Investment Counselor (CIC) and a Certified Public Accountant (CPA).  Mr. Marchand is past Chairman, President and a member of the Governing Board of the Investment Adviser Association (formerly known as the “ICAA”).  He is a member of the CFA Institute.

Robert L. Rohn is a Portfolio Manager and a member of the firm’s Investment Committee.  He is also a member of SGA’s Board of Advisors.  Prior to co-founding SGA in 2003, Mr. Rohn was a portfolio manager and principal with W.P Stewart & Co, Ltd. (“W.P. Stewart”), an investment advisory firm noted for managing large-cap growth stock portfolios.  During his twelve year tenure with W.P. Stewart, he was CEO of the firm’s core U.S. investment business and served as Chairman of the firm’s Management

Committee.  From 1988 through 1991, he was a Vice President with Yeager, Wood & Marshall, Inc., where he was a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management.

E.	COMPARISON OF PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  In general, the greater the risk, the more money your investment can earn for you and the more you can lose.  Like other investment companies, the value of each Fund’s shares may be affected by its investment objectives, principal investment strategies and particular risk factors.  The principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund’s NAV.  There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.

The main risks of investing in the Funds are similar, as their investment objectives are identical and the investment strategies of the Funds are substantially similar.  However, the AB Fund has included certain additional risk disclosures, including those associated with investments in money market funds and futures contracts to gain market exposure on cash balances, and has revised certain risk disclosures in its registration statement to clarify for shareholders the principal risks of investing in the AB Fund.

The risks generally identified by both Funds include the following, as described in the AB Fund’s prospectus:

Currency Risk
Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Equity Investments Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s equity investments are subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Mid-Capitalization Companies Risk
Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Non-Diversification Risk
The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Securities Selection Risk
Securities selected by the Sub-Adviser or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

The additional risks identified by the AB Fund are set forth below:

Futures Contracts and Foreign Currency Forward Contracts Risk
Futures contracts and foreign currency forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events Risk
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds.  To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Small-Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since smaller companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

F.             COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND LIMITATIONS

The investment restrictions and limitations of the Funds are substantially similar, except that the investment limitations of the AB Fund differ from those of the SGA Fund to the extent necessary to harmonize them with the investment limitations of other funds in the American Beacon Family of Funds.

Except as required by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board of Trustees without shareholder approval.

All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the Board of Trustees without affirmative shareholder approval as described above.  The AB Fund has sought to harmonize the fundamental investment limitations of the SGA Fund with those of the other funds in the AB Fund complex.  Although the wording appears different, the fundamental investment limitations of the SGA Fund and the AB Fund are substantially similar.  Notwithstanding any other limitation on investments in other investment companies, however, the AB Fund, unlike the SGA Fund, is expressly permitted to operate as a feeder fund in a master-feeder investment structure (although it does not currently intend to do so).  The investment limitations for the SGA Fund may be found in the SGA Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Proxy Statement.  The investment limitations for the AB Fund may be found in the SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

Fundamental Investment Policies
Policy	SGA Fund	AB Fund	Differences
Borrowing Money
The SGA Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

The AB Fund may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

The AB Fund refers to the 1940 Act and SEC rules, orders and interpretations, and includes the types of transactions and financial instruments that do not constitute borrowing for purposes of the investment limitation on borrowing money.
The limitation on borrowing does not prohibit the SGA Fund from engaging in the options transactions or short sales and investing in financial futures and reverse repurchase agreements.

Industry Concentration
The SGA Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. Government, its agencies and instrumentalities).

The AB Fund may not invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax exempt securities issued by municipalities and their agencies and authorities.

The AB Fund clarifies that the industry concentration limitation does not apply to tax-exempt securities issued by municipalities and their agencies.
The SGA Fund states that “total assets” is calculated at the time of purchase and based on market value.

Underwriting Activities	The SGA Fund may not act as underwriter, except	The AB Fund may not engage in the business of	No material difference.

Fundamental Investment Policies
Policy	SGA Fund	AB Fund	Differences
	to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.
Making Loans
The SGA Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

The AB Fund may not lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

With respect to this fundamental investment restriction, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the AB Fund exceeds 33 1/3 of its total net assets (including the market value of collateral received).

The AB Fund may make loans to the extent permitted by the 1940 Act and the SEC, whereas the SGA Fund lists types of transactions that do not constitute lending.
Real Estate	The SGA Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the	The AB Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that	No material difference.

Fundamental Investment Policies
Policy	SGA Fund	AB Fund	Differences
Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts.
the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

Commodities
The SGA Fund may not purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The AB Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

The AB Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments, whereas the SGA Fund may not purchase or sell physical commodities directly, but may do so indirectly through financial futures and investments in companies involved producing commodity-related products.

Issuance of Senior Securities
The SGA Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales

The AB Fund may not issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.
The AB Fund may issue senior securities to the extent permitted under the 1940 Act and rules, orders and interpretations of the SEC or its staff.

The SGA Fund may not issue senior securities, but may engage in the options transactions and short sales and invest in financial futures and reverse repurchase agreements.

Fundamental Investment Policies
Policy	SGA Fund	AB Fund	Differences
and in investing in financial futures and reverse repurchase agreements.
Investment in Investment Company with Substantially Similar Investment Objectives and Policies	None.
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The SGA Fund does not have a comparable policy.

The AB Fund and SGA Fund have the following non-fundamental policies, which may be changed by the Board of Trustees of the AB Trust and SGA Trust, respectively, without shareholder approval:

Policy	SGA Fund	AB Fund	Differences
Margin and Short Sales	None.
The AB Fund may not purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

The SGA Fund does not have a comparable policy.
Illiquid Securities
The SGA Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

		The AB Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	The SGA Fund policy specifically enumerates restricted securities among the illiquid securities subject to the 15% limitation.

G.	COMPARISON OF FEES AND EXPENSES

The tables below describe the fees and expenses that you pay if you buy and hold shares of the SGA Fund and the pro forma fees and expenses that you may pay if you buy and hold Institutional Class shares of the AB Fund after giving effect to the Reorganization.  Expenses for each Fund are based on the operating expenses incurred by the SGA Fund and estimated to have been incurred by the Institutional Class shares of the AB Fund as of the semi-annual period ended March 31, 2013.  The pro forma fees and expenses for the Institutional Class shares of the AB Fund assume that the Reorganization had been in effect for the same period.  The Manager has contractually agreed to limit AB Fund expenses through May 30, 2015, to the extent that total annual fund operating expenses of the Institutional Class shares exceed the annual rate of 0.98% of average daily net assets, excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation.

Institutional Shares

Fees and Expenses	SGA Fund Shares	AB Fund Institutional Class (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None	None
Maximum Sales Charge (Load) Imposed On Re-invested Dividends	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None
Redemption Fee if Redeemed Within 60 Days of Purchase	2.00%	None
Wire Fee	$20	None
Retirement Account Fees (Annual Maintenance and Full Redemption Requests)	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	0.50%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(1)	8.19%	6.16%
Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses	9.44%	6.67%
Fee Waiver and Expense Reimbursement	(7.69)% (2)	(5.68)% (3)
Net Expenses	1.75%	0.99%

(1)	Other Expenses include expenses related to administrative service fees, custody, legal, audit, registration, transfer agency, trustee, shareholder reporting and other fees.
(2)	SGA, the SGA Fund’s adviser, has contractually agreed to waive its fees and/or pay for operating expenses of the SGA Fund to ensure that total annual fund operating expenses

(excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.75% of the average daily net assets of the SGA Fund. This agreement is in effect until January 31, 2023, and it may be terminated before that date only by the Board. SGA is permitted to seek reimbursement from the SGA Fund, subject to limitations, for fees it waived and SGA Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

(3)
The Manager has contractually agreed to reduce and/or reimburse the Institutional Class of the AB Fund for Other Expenses, as applicable, through May 30, 2015 to the extent that Total Annual Fund Operating Expenses exceed 0.98% (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation).  The contractual expense reimbursement can be changed only with the approval of a majority of the AB Fund’s Board of Trustees. The Manager can be reimbursed by the AB Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Institutional Class to exceed the percentage limit contractually agreed.

Example

The Example below is intended to help you compare the cost of investing in shares of the SGA Fund with the cost of investing in Institutional Class shares of the AB Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period.  The Example also assumes that your investment has a 5% annual return and that the SGA Fund’s Total Annual Fund Operating Expenses and Net Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
SGA Fund Shares	$178	$551	$949	$2,062

AB Fund – Institutional Class (Pro forma)	$101	$1,098	$2,439	$5,599

H.	PERFORMANCE INFORMATION

The AB Fund’s Institutional Class shares will adopt the performance history of the SGA Fund’s shares.  The bar chart and the performance table below provide some indication of the risks of an investment in the AB Fund by showing the SGA Fund’s performance last year and by showing how the SGA Fund’s average annual returns compare with a broad measure of market performance.  The table shows how the SGA Fund’s performance compares to the MSCI All Country World Index (“MSCI ACWI”), which is the AB Fund’s benchmark index, the MSCI World Growth Index, which is the SGA Fund’s benchmark index, and the MSCI All Country World Growth Index. The Lipper Global Large-Cap Growth Funds Average shows how the SGA

Fund’s performance compares to a composite of mutual funds with similar investment objectives.  The SGA Fund’s past performance, before and after taxes, does not necessarily represent how the AB Fund will perform in the future.  Account fees are not reflected in the bar chart below.  If these amounts were reflected, returns would be less than those shown.  Updated performance information is available by calling (toll-free) at 1-888-988-8SGA (8742) or at www.sgafunds.com.

SGA Fund Shares
Calendar Year Total Return

Highest Calendar Quarter Return at NAV	10.40%	Quarter Ended 6/30/11
Lowest Calendar Quarter Return at NAV	(14.13%)	Quarter Ended 9/30/11

The SGA Fund’s calendar year-to-date total return for shares as of June 30, 2013, was 5.46%.

Average Annual Total Returns for periods ended December 31, 20121	1 Year	Since Inception (12/31/10)
SGA Fund Shares
Return Before Taxes	15.86%	9.24%
Return After Taxes on Distributions	15.55%	9.09%
Return After Taxes on Distributions and Sale of Fund Shares	10.72%	7.90%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	Since Inception (12/31/10)
MSCI® All Country World Index*	16.13%	3.73%
MSCI® All Country World Growth Index	16.69%	3.97%
MSCI® World Growth Index	16.12%	4.76%
MSCI® World Index	15.83%	4.60%

Lipper Global Large-Cap Growth Funds Average	18.07%	10.23%

1.           After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect at the time of each distribution and assumed sale, but do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

*The AB Fund’s primary benchmark is the MSCI ACWI.  The SGA Fund’s primary benchmark is the MSCI World Growth Index.  The Manager, together with the Sub-Adviser, elected to change the benchmark to the MSCI ACWI as it is more reflective of the AB Fund’s investment strategy. The MSCI ACWI Index includes securities of both developed and emerging market countries, while the MSCI World Growth Index includes only securities of developed market countries.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in larger Fund distributions of net realized capital gains and, therefore, higher taxes for shareholders whose Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance.  The SGA Fund’s portfolio turnover rate during the most recent fiscal year was 41% of the average value of its portfolio.

I.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

IMST Distributors, LLC (“IMST”) is the SGA Fund’s distributor and principal underwriter. IMST is a wholly-owned subsidiary of the Distributor, the distributor and principal underwriter of the AB Fund, and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The SGA Fund has adopted a distribution plan for its shares under Rule 12b-1 of the 1940 Act. Because Rule 12b-1 fees are paid out of the SGA Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Shares of the SGA Fund pay 12b-1 fees at the annual rate of 0.25% of average daily assets.  Institutional Class shares of the AB Fund will not pay any Rule 12b-1 fees.

Under a Distribution Agreement with the Trust, IMST acts as the SGA Fund’s agent in connection with the continuous offering of shares of the SGA Fund.  IMST is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  IMST continually distributes shares of the SGA Fund on a best efforts basis. IMST has no obligation to sell any specific quantity of SGA Fund shares.  IMST may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution and/or servicing of shares of the SGA Fund.  IMST receives no compensation for its distribution services.  Shares are sold with no sales commission; accordingly IMST receives no sales commissions.  SGA, at its expense, pays IMST a fee for certain distribution-related services, which may include SGA employees serving as registered representatives of IMST to facilitate the distribution of SGA Fund shares.

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, will be the distributor and principal underwriter of the AB Fund’s shares.  Under a Distribution Agreement with the AB Trust, the Distributor will act as the agent of the AB Trust in connection with the continuous offering of shares of the AB Fund.  The Distributor will continually distribute shares of the AB Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of AB Fund shares.  In addition, pursuant to a Sub-Administration Agreement between the Distributor and the Manager, the Distributor will receive a separate fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the AB Fund.

Purchase, Redemption and Exchange Procedures.

Purchase Procedures. The purchase procedures for the SGA Fund and the AB Fund are similar.  Investors may invest by contacting the Funds through a broker or other financial institution who sells the Funds, or by mail, telephone or wire.  Investors may also contact the AB Fund through the internet.

The minimum initial and minimum subsequent investment amounts for the SGA Fund are different than the minimum initial and minimum subsequent investment amounts for the AB Fund.  The minimum initial investment for shares of the SGA Fund is $10,000 for retail accounts, traditional and Roth IRAs and gift accounts for minors; the minimum initial investment for Institutional Class shares of the AB Fund is $250,000.  The minimum initial investment requirement will not apply to shareholders of the SGA Fund at the time they become shareholders of the AB Fund in connection with the Reorganization.

The minimum subsequent investment amount for shares of the SGA Fund is $2,000.  The minimum subsequent investment amount for Institutional Shares of the AB Fund is $50 if the subsequent investment is made by ACH, check or exchange.  No minimums apply to subsequent investments by wire for Institutional Class shares of the AB Fund.

Redemption Procedures.  The SGA Fund permits, and the AB Fund will permit, redemptions by mail and telephone.  The AB Fund will also permit redemptions through the internet.  A 2.00% redemption fee currently applies to the redemption of shares of the SGA Fund within 60 days of purchase.   The AB Fund will not impose a redemption fee on sales of AB Fund shares following the Reorganization.

Additionally, each Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for the AB Fund is set forth in Appendix C to this Proxy Statement.

Exchange Procedures.  The SGA Fund does not have an exchange feature.  However, shares of any class of the AB Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances.  Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” in Appendix C for additional limitations that apply to purchases and redemptions.

The minimum investment requirement must be met for the American Beacon Fund into which the shareholder is exchanging.  American Beacon Fund shares may be acquired through exchange only in states in which they can be legally sold.  The AB Trust reserves the right to charge a fee and to modify or terminate the exchange privilege at any time.  Please refer to the section titled “Frequent Trading and Market Timing” in Appendix C for information on the AB Trust’s policies regarding frequent purchases, redemptions, and exchanges.

J.	KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the Reorganization.  Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.    SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the shareholders of the SGA Fund will be asked to approve the Plan to reorganize the SGA Fund into the AB Fund.  The AB Fund is a newly organized series of the AB Trust that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the shareholders of the SGA Fund and the Reorganization is consummated, the SGA Fund will transfer all of its assets to the AB Fund in exchange solely for (1) the number of full and fractional Institutional Class shares of the AB Fund equal to the number of full and fractional shares of the SGA Fund as of the close of business on the closing date referred to below (the “Closing”) and (2) the AB Fund’s assumption of all liabilities of the SGA Fund.  Immediately thereafter, the SGA Fund will distribute the AB Fund shares to its shareholders, by the AB Trust’s transfer agent establishing accounts on the AB Fund’s share records in the names of those shareholders and transferring those AB Fund shares to those accounts in complete liquidation of the SGA Fund.  As a result, each shareholder of the SGA Fund will receive Institutional Class shares of the AB Fund having an aggregate NAV equal to the aggregate NAV of the shareholder’s SGA Fund shares. The expenses associated with the Reorganization will not be borne by the SGA Fund’s shareholders.  Shares will be held in book entry form only.  Paper certificates will not be issued.

Until the Closing, shareholders of the SGA Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the SGA Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of shares of the AB Fund received by the shareholder in connection with the Reorganization or purchase of AB Fund shares.  After the Reorganization, all of the issued and outstanding shares of the SGA Fund will be canceled on the books of the SGA Fund, and the share transfer books of the SGA Fund will be permanently closed.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the AB Fund that they receive in the transaction at their then-current NAV.  Shareholders of the SGA Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the AB Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the SGA Fund and the receipt of a legal opinion from counsel to the AB Trust with respect to certain tax matters (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be October 4, 2013, or another date agreed to by the Trust and the AB Trust.

The Manager and SGA have agreed to pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Proxy Statement.  The Manager and SGA also will incur the direct costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Expenses relating to the Reorganization are estimated to be approximately $150,000.

The Plan may be amended by the mutual agreement of the Trust and the AB Trust, notwithstanding approval thereof by the SGA Fund’s shareholders, provided that no such amendment after that approval may have a material adverse effect on those shareholders’ interests.  In addition, the Plan may be terminated at or before the Closing by the mutual agreement of the Trust and the AB Trust or by either of them (1) in the event of the other’s material breach of any representation, warranty or covenant contained in the Plan to be performed at or before the Closing, (2) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (3) if a governmental body issues an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting consummation of the Reorganization or (4) if the Closing has not occurred by December 31, 2013, or another date as to which they agree.

2.	DESCRIPTION OF THE AB FUND’S SHARES

Institutional Class shares of the AB Fund issued to the shareholders of the SGA Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  Institutional Class shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement.

3.	FEDERAL INCOME TAX CONSEQUENCES

The Trust believes the SGA Fund has qualified for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, the Trust believes the SGA Fund has been, and expects the SGA Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code.  As a condition to the Closing, the Trust and the AB Trust will receive an opinion of the AB Trust’s counsel substantially to the effect that -- based on certain assumptions and conditioned on the representations set forth in the Plan (and, if such counsel requests, in separate letters from the Trust and the AB Trust) being true and complete at the time of the Closing and the Reorganization’s being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- the Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes:

●
The SGA Fund will recognize no gain or loss on the transfer of its assets to the AB Fund in exchange solely for AB Fund shares and the AB Fund’s assumption of the SGA Fund’s liabilities or on the distribution of those shares to the SGA Fund’s shareholders in exchange for their SGA Fund shares;

●	A shareholder will recognize no gain or loss on the exchange of all of its SGA Fund shares solely for AB Fund shares pursuant to the Reorganization;
●
A shareholder’s aggregate tax basis in the AB Fund shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its SGA Fund shares it actually or constructively surrenders in exchange for those AB Fund shares, and its holding period for those AB Fund shares will include, in each instance, its holding period for those SGA Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;

●	The AB Fund will recognize no gain or loss on its receipt of the SGA Fund’s assets in exchange solely for the AB Fund shares and the AB Fund’s assumption of the SGA Fund’s liabilities;
●
The AB Fund’s basis in each transferred asset will be the same as the SGA Fund’s basis therein immediately before the Reorganization, and the AB Fund’s holding period for each such asset will include the SGA Fund’s holding period therefor (except where the AB Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and

●
For purposes of section 381 of the Code, the AB Fund will be treated just as the SGA Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the SGA Fund’s taxable year, the SGA Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the AB Fund as if there had been no Reorganization, and the part of the SGA Fund’s last taxable year that began before the Reorganization will be included in the AB Fund’s first taxable year that ends after the Reorganization.

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the SGA Fund would recognize gain or loss on the transfer of its assets to the AB Fund and each shareholder of the SGA Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the SGA Fund shares and the fair market value of the shares of the AB Fund it receives.

Tracking Your Basis and Holding Period.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis in and holding period of your AB Fund shares for federal income tax purposes.  Any basis determination method you elected with respect to SGA Fund shares you acquired after December 31, 2011, will continue to be used by the AB Fund after the Reorganization for the AB Fund shares exchanged for those SGA Fund shares in the Reorganization (“Covered Exchange Shares”).  If you want to use any acceptable method for basis determination other than the average basis method, which will be the AB Fund’s default method, with respect to any AB Fund shares you acquire after the Reorganization (“Covered AB Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic).  Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.

The AB Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares.  As a result, the AB Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report the basis information and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.

4.   COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law.  The SGA Fund is a series of the Trust, which is organized as a Delaware statutory trust.  The AB Fund is a separate series of the AB Trust, which is organized as a Massachusetts business trust.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest.  The Trust’s operations are governed by its Agreement and Declaration of Trust, including any amendments thereto (collectively, “SGA Trust Instrument”) and By-Laws and applicable state law.  The AB Trust’s operations are governed by its Amended and Restated Declaration of Trust (the “AB Declaration of Trust”) and By-Laws and applicable state law.

Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The SGA Fund is a series of a Delaware statutory trust and the AB Fund is a series of a Massachusetts business trust. The federal law governing mutual funds applies to both Funds. However, there are differences between Delaware state law and Massachusetts state law. The following is a summary of certain differences between Delaware statutory trusts and Massachusetts business trusts.

A fund organized as a series of a Massachusetts business trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund's governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds. That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.

A fund organized as a Delaware statutory trust, on the other hand, is governed both by the Delaware Statutory Trust Act (the "Delaware Act") and the fund's governing instrument. For a Delaware statutory trust, unlike a Massachusetts business trust, the law specifically addresses many aspects of corporate governance. The body of Delaware law on the topic is consequently more detailed than in Massachusetts. This detail provides somewhat clearer guidelines as to the rights and obligations of the trust, trustees, and shareholders.

Under the Delaware Act, shareholders generally are shielded from personal liability for the trust's debts or obligations to the same extent a shareholder is shielded from a corporation's debts. Shareholders of a Massachusetts business trust, on the other hand, are shielded only to the extent provided in the declaration of trust. Under the SGA Trust Instrument, no shareholder of the SGA Fund shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any of its series.  The SGA Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the SGA Fund solely by reason of being or having been a shareholder of the SGA Fund and not because of his or her acts or omissions or for some other reason.  Under the AB Declaration of Trust, any shareholder or former shareholder of the AB Fund shall not be held to be personally liable for any obligation or liability of the AB Trust solely by reason of being or having been a shareholder.  The AB Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the AB Fund and not because of his or her acts or omissions.

Both a Delaware statutory trust and a Massachusetts business trust can limit a trustee's personal liability in the declaration of trust. The SGA Trust Instrument provides that no Trustee of the Trust will be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series, except for liability arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office and in addition, provides for indemnification by the Trust of the Trustees against liability and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which the Trustee may be involved as a party or otherwise by virtue of having been a Trustee.  The AB Declaration of Trust contains similar provisions.  The 1940 Act currently provides that no fund officer or director shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

            Neither a Delaware statutory trust nor a Massachusetts business trust is required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. The SGA Trust Instrument provides for shareholder voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareholder approval is required by the 1940 Act; with respect to certain reorganizations of the Trust or any of its series; with respect to certain amendments of the SGA Trust Instrument; as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any of its series, or their shareholders in certain instances; and as otherwise required by the 1940 Act or other applicable laws.  The AB Declaration of Trust contains similar provisions.

Board of Trustees.  The trustees of the Trust are different from the trustees of the AB Trust.  The SGA Fund’s Board has five trustees, two of whom are “interested persons,” as that term is defined under the 1940 Act, of the Trust.  For more information, refer to the Statement of Additional Information dated February 1, 2013 for the SGA Fund, which is incorporated by reference into this Proxy Statement.

The AB Board has ten trustees, two of whom are deemed “interested persons” of the AB Trust.  For more information, refer to the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

The officers of the Trust are also different from the officers of the AB Trust.

Classes.  The SGA Fund offers one class of shares.  The AB Fund is a separate series of the AB Trust that is expected to offer A Class, C Class, Y Class, Institutional Class and Investor Class shares. If the Reorganization is consummated, shareholders of the SGA Fund will receive Institutional Class shares of the AB Fund in the Reorganization. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the AB Fund.  The AB Board has reserved the right to create and issue additional classes of the AB Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

5.	CAPITALIZATION

The capitalization of the SGA Fund as of August 31, 2013, and the AB Fund’s pro forma combined capitalization as of that date after giving effect to the Reorganization are as follows:

(unaudited)	SGA Fund Shares	Pro forma AB Fund Institutional Class
Net Assets	$2,649,644	$2,649,644

Shares Outstanding	211,684.908	211,684.908

Net Asset Value per Share	$12.52	$12.52

K.	ADDITIONAL INFORMATION ABOUT THE AB FUND

1.    INVESTMENT ADVISER AND SUB-ADVISER

The Manager, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is the AB Fund’s investment adviser.  The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”).  Lighthouse is indirectly majority-owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P.  The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator (“CPO”) with respect to the AB Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion from registration with respect to the AB Fund.

The Manager is paid a management fee as compensation for providing investment advisory fees and for providing the AB Trust with advisory and asset allocation services. Pursuant to a management agreement, the Manager provides the AB Trust with a continuous investment program for each series of the AB Trust and oversees the performance of functions delegated to any sub-adviser.  Pursuant to a sub-advisory agreement, the Sub-Adviser has discretion to purchase and sell securities of the AB Fund’s assets in accordance with the AB Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager.

The AB Fund’s management agreement with the Manager provides for the AB Fund to pay the Manager an annualized management fee that is calculated and accrued daily equal to

0.05% of the net assets of the AB Fund.  In addition, the AB Fund has agreed to pay an annualized advisory fee to the Sub-Adviser according to the following schedule:

Up to $100 million	0.45 of 1%
Between $100 million and up to $1 billion	0.40 of 1%
Over $1 billion	0.35 of 1%

 The Manager also may receive up to 25% of the net monthly income generated from the AB Fund’s securities lending activities as compensation for oversight of the AB Fund’s securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager receives 10% of such income.  The SEC has granted exemptive relief that permits the AB Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

Pursuant to an administration agreement, the Manager provides the AB Trust with office space, office equipment and personnel necessary to manage and administer the AB Trust’s operations. This includes:

●	complying with reporting requirements;
●	corresponding with shareholders;
●	maintaining internal bookkeeping, accounting and auditing services and records; and
●	supervising the provision of services to the AB Trust by third parties.

The administration agreement provides for the Manager to receive an administrative services fee for providing administrative and management services (other than investment advisory services).  The administrative services fee for the AB Fund is equal to 0.30% of the net assets of the Institutional Class.

The AB Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, fund accounting, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the AB Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the AB Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by the Sub-Adviser to the investment style of the AB Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Sub-Adviser; and any extraordinary expenses of a nonrecurring nature.

The AB Fund’s assets may be allocated among one or more additional sub-advisers in the future by the Manager.  Pursuant to an exemptive order issued by the SEC, the Manager is permitted, subject to certain conditions, to enter into new or modified investment advisory agreements with existing or new sub-advisers without approval of the AB Fund’s shareholders, but subject to approval of the AB Board.  The prospectus will be supplemented if additional sub-advisers are retained or the contract with any existing sub-adviser is materially changed. The AB Fund’s advisory arrangements are set forth above.

The Sub-Adviser is a Delaware limited partnership.  The Sub-Adviser provides investment advisory services to the SGA Fund and the accounts of institutional and individual clients, private investment companies and mutual funds. The Sub-Adviser was established in 2003 and had approximately $5.3 billion of assets under management as of June 30, 2013.

The SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement, provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the SGA Fund.

2.    OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the AB Fund’s shares.  Pursuant to a Sub-Administration Agreement between the Distributor and the Manager, the Distributor receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the series of the AB Trust (including the AB Fund) and the American Beacon Select Funds.

3.    TAX CONSIDERATIONS

The AB Fund intends to make annual distributions that may be taxed to its shareholders as ordinary income, qualified dividend income or long-term capital gain.  For a discussion of relevant tax matters please refer to Appendix C to this Proxy Statement.

4.    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the AB Fund through a broker-dealer or other financial intermediary (such as a bank), the AB Fund and its related companies may pay the intermediary for the sale of AB Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the AB Fund over another investment.  Ask your salesperson or visit your financial intermediary’s internet site for more information.

II.VOTING INFORMATION

A.     RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

Proxies are being solicited from the shareholders of the SGA Fund by the Board for the Special Meeting to be held on September 27, 2013, at 2:00 p.m. Eastern time at principal executive offices of the Sub-Adviser located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Board has fixed the close of business on September 4, 2013 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of shares of the SGA Fund was 330,543.861.  Shareholders of record who own five percent or more of the SGA Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  Approval of the Reorganization will require the affirmative vote in favor of the Reorganization by at least a majority of the outstanding shares of the SGA Fund and at least 75% of the voted shares.

B.    HOW TO VOTE

You may vote in one of two ways:

●	complete and sign the enclosed proxy ballot and mail it via FedEx to us in the prepaid return FedEx envelope (if mailed in the United States); or
●	vote via fax at 781-633-4036.

C.    PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the SGA Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the SGA Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.    QUORUM AND ADJOURNMENTS

One-third, or thirty-three and one-third percent (33 1/3%), of the outstanding shares of the SGA Fund that are entitled to vote will be considered a quorum for the transaction of business.  If a quorum of shareholders of the SGA Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the SGA Fund to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting with respect to the SGA Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the SGA Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

E.     EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the SGA Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The SGA Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

F.	SOLICITATION OF PROXIES

The SGA Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of SGA, who will not be paid for these services.  The Manager and SGA will bear the costs of the Special Meeting, including legal costs, and other expenses incurred in connection with the solicitation of proxies.

III.           OTHER INFORMATION

A.	OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	NEXT MEETING OF SHAREHOLDERS

The SGA Fund does not hold regular meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to Joy Ausili, Secretary of the Trust, 803 W. Michigan Street, Milwaukee, Wisconsin 53233.  Proposals must be delivered to the Secretary of the Trust not later than the tenth day following the day on which public announcement of the date of the Special Meeting was first made by the Trust.  Such shareholder’s proposal shall set forth (a) a brief description of the business desired to be brought before the Special Meeting, the reasons for conducting such business at the Special Meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made, and (b) as to the shareholder submitting the proposal and the beneficial owner, if any, on whose behalf the proposal is made, (i) the name and address of such shareholder, as they appear on the books of the Trust, and of such beneficial owner and (ii) the number of shares of each class of shares of the SGA Fund which are owned beneficially and of record by such shareholder and such beneficial owner. Timely submission of a proposal does not necessarily mean that the proposal will be included.

C.	LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the AB Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by K&L Gates LLP.

D.	INFORMATION FILED WITH THE SEC

The Trust and the AB Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of Investment Managers Series Trust,

/s/ Joy Ausili
Joy Ausili
Secretary

September 16, 2013

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ________ __, 2013, among AMERICAN BEACON FUNDS, a Massachusetts business trust, with its principal place of business at 4151 Amon Carter Boulevard, Fort Worth, Texas  76155 (“New Trust”), on behalf of American Beacon SGA Global Growth Fund, a segregated portfolio of assets (“series”) thereof (“New Fund”), INVESTMENT MANAGERS SERIES TRUST, a Delaware statutory trust, with its principal place of business at 803 West Michigan Street, Milwaukee, Wisconsin  53233 (“Old Trust”), on behalf of its SGA Global Growth Fund series (“Old Fund”), and, solely for purposes of paragraph 6, AMERICAN BEACON ADVISORS, INC., New Trust’s investment manager (“AmBeacon Manager”), and SUSTAINABLE GROWTH ADVISERS, LP, Old Fund’s investment adviser and New Fund’s investment sub-adviser (“SGA”).  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each of New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by the Investment Company of which that Fund is a series, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve Old Fund’s changing its identity, form, and place of organization -- by converting from a series of a Delaware statutory trust to a series of a Massachusetts business trust -- by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Fund currently offers a single class of shares (“Old Fund Shares”).  New Fund will have five classes of shares, including one class designated Institutional Class shares (“New Fund Shares”); New Fund’s other classes of shares (designated A Class shares, C Class shares, Y Class shares, and Investor Class shares) will not be involved in the Reorganization and thus are not included in the term “New Fund Shares.”  The Old Fund Shares have characteristics substantially similar to the New Fund Shares.  Immediately following the Closing, the only issued and outstanding shares of New Fund will be the New Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.        Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:

(a)
issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2         The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3         The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, whether or not determinable at the Effective Time, and whether contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.1(aa)) borne by SGA and AmBeacon Manager pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4           At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time.  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6           Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, provided, however, that New Fund shall be responsible for filing any tax return for a period that includes any period after the Effective Time.

1.7           After the Effective Time, Old Fund shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

2.            CLOSING AND EFFECTIVE TIME

2.1           Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on October 4, 2013 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2           Old Trust shall cause the custodian of Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian (“New

Custodian”), if New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Old Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3           Old Trust shall deliver, or shall direct its transfer agent to deliver, to New Trust at the Closing a Certificate, certified by Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable, listing (a) the Shareholders’ names and addresses, (b) the number of full and fractional outstanding Old Fund Shares each such Shareholder owns, identifying which shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Old Trust with respect to each Shareholder, all at the Effective Time.  New Trust shall direct its transfer agent to deliver to Old Trust at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records at that time and thereafter transferred to the Shareholders’ accounts in accordance with paragraph 1.4.

2.4           Old Trust shall deliver to New Trust and AmBeacon Manager, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

2.5           If requested by New Trust, Old Trust shall direct Tait, Weller & Baker, LLP, an independent registered public accounting firm that audits Old Fund’s books (“TWB”), and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Old Fund (collectively, “Work Papers”) for all fiscal and taxable periods ending by September 30, 2012, and for the period from that date through the Effective Time.

2.6           At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other

Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.            REPRESENTATIONS AND WARRANTIES

3.1          Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:

(a)   Old Trust (1) is a statutory trust that is duly created, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust dated February 15, 2005, as amended on May 31, 2005, and filed with the office of the Secretary of State of Delaware (“Secretary of State”) on June 2, 2005, as amended on December 3, 2007, and filed with the Secretary of State on December 5, 2007, and as corrected and filed with the Secretary of State on November 23, 2009, is on file with the Secretary of State, (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) has never elected not to be classified as an association taxable as a corporation;

(b)   Old Fund is a duly established and designated series of Old Trust;

(c)    Old Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)   At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)   Old Trust, with respect to Old Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, Old Trust’s Agreement and Declaration of Trust, dated February 15, 2005, as amended May 27, 2005, December 3, 2007, and March 25, 2009 (as amended, “Trust Agreement”), or Bylaws (as amended January 9, 2008), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;

(f)    At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)           Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended September 30, 2012, have been audited by TWB and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and Old Fund’s unaudited financial statements at and for the six months ended March 31, 2013 (copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)    Since September 30, 2012, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders will not constitute a material adverse change;

(j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(k)           Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Old Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)   All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 2.3); and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)          Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)           Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)           Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)           On the date on which they were issued, on the effective date of the Registration Statement (as defined in paragraph 3.3(a)), at the time of the Shareholders Meeting (as defined in paragraph 4.2), and at the Effective Time, Old Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”);

(q)           The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;

(r)           The Trust Agreement permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including Old Fund) is a managed portfolio of securities, and SGA has the authority to buy and sell securities for Old Fund;

(s)           Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust;

(t)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u)           Old Fund’s minute books and similar records made available to New Trust prior to the execution hereof contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Old Fund’s shareholder records so made available accurately reflect all record transfers in Old Fund’s shares prior to the execution of this Agreement; and any other books and records of Old Fund so made available are true and correct in all material respects and contain no material omissions with respect to Old Fund’s business and operations;

(v)    Old Trust has maintained with respect to Old Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;

(w)   Old Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(x)    Old Fund does not have any unamortized or unpaid organizational fees or expenses;

(y)   Old Fund has not changed its taxable year-end within the most recent 48-month period ended on the date hereof and will not change its taxable year-end prior to the Closing;

(z)            None of the compensation received from Old Fund, SGA, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) of or person related to (collectively, an “Affiliate”) either of them (each, an “Old Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Old Fund Group Member; and the compensation paid to any such Shareholder by any Old Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(aa)          No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Old Fund Group Member (other than Old Fund) or, to Old Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders by any Old Fund Group Member or, to Old Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(bb)          Immediately following consummation of the Reorganization, New Fund will hold the same assets and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, and the amount of all redemptions (other than redemptions Old Fund will make as an open-end investment company pursuant to section 22(e) of the 1940 Act) and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of its net assets; and

(cc)    Old Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

3.2           New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:

(a)          New Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”), and its Amended and Restated Declaration of Trust, as amended by Written Instrument dated July 31, 2012 (“Declaration”), is on file with the Secretary of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) before January 1, 1997, “claimed” classification as an association taxable as a corporation and has never elected otherwise;

(b)          At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)           New Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)          Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;

(e)           No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)           New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Declaration or New Trust’s By Laws, or any Undertaking to

which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)          New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, New Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for each subsequent taxable year;

(i)           The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)           There is no plan or intention for New Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)          Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)           Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)         The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;

(n)          The Declaration permits New Trust to vary its shareholders’ investment; New Trust does not have a fixed pool of assets; and each series thereof (including New Fund after it commences operations) is (or will be) a managed portfolio of securities, and AmBeacon Manager and each investment sub-adviser thereof have (and SGA, as New Fund’s investment sub-adviser, will have) the authority to buy and sell securities for it;

(o)          None of the compensation received from New Fund, AmBeacon Manager, or any Affiliate of either of them (each, a “New Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any New Fund Group Member; and the compensation paid to any such Shareholder by any New Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(p)          No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any New Fund Group Member or, to New Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders by any New Fund Group Member or, to New Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(q)          Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

(r)              New Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

3.3           Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)              No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)             The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)              The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)             The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject; and

(e)              The principal purpose of New Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

4.            COVENANTS

4.1           Old Trust covenants to operate Old Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares, and regular and customary periodic dividends and other distributions.

4.2           Old Trust covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.3           Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.4           Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.5           Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.6           Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7           New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.8           Old Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to New Trust, in a form reasonably satisfactory thereto, a Certificate stating Old Fund’s earnings and profits for federal income tax purposes that will be carried over by New Fund pursuant to section 381.

4.9            It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

4.10          SGA covenants that it will cause TWB to deliver to New Trust all Work Papers for the fiscal and taxable year ending on September 30, 2013, and for the period from that date through the Effective Time no later than the earlier of (a) 45 days after that date or (b) 15 days after the Effective Time.

4.11          Old Trust covenants to distribute all the New Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Old Fund.

4.12          Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.              CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4           The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)           New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a “reorganization”

(as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)          Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)           New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)           A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)          For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s last taxable year that began before the Reorganization will be included in New Fund’s first taxable year that ends after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5           Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share (“Initial Share”) to AmBeacon Manager or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management and sub-advisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Fund’s sole shareholder;

5.6          New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by AmBeacon Manager or its affiliate as New Fund’s sole shareholder; and

5.7          At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.            EXPENSES

Subject to complying with the representations and warranties contained in paragraphs 3.1(aa) and 3.2(p), each of SGA and AmBeacon Manager shall bear 50% of the first $200,000 of the total Reorganization Expenses, and AmBeacon Manager shall bear all such expenses in excess of that amount.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and Old Fund’s proxy materials, (2) legal and accounting fees, including fees of counsel to each Fund and its Non-Interested Persons, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude brokerage, SGA’s and AmBeacon Manager’s travel expenses, and similar expenses in connection with the Reorganization.  SGA and AmBeacon Manager shall remain liable for their respective shares of the Reorganization Expenses regardless of whether the transactions contemplated hereby occur, and this paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.            ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY

7.1         Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing

7.2         Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by an Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other Investment Company may disclose such records and/or information as so approved.

8.           TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1          By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2013, or such other date as to which the Investment Companies agree; or

8.2          By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.           AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.          SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.          MISCELLANEOUS

11.1         This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2         Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or

Old Trust, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AMERICAN BEACON FUNDS, on behalf of its series, American Beacon SGA Global Growth Fund
By:
Gene L. Needles, Jr.
President

INVESTMENT MANAGERS SERIES TRUST, on behalf of its series, SGA Global Growth Fund

By:
John P. Zader
President

Solely for purposes of paragraph 6,
SUSTAINABLE GROWTH ADVISERS, LP
By:
George P. Fraise
Principal

AMERICAN BEACON ADVISORS, INC.
By:
Gene L. Needles, Jr.
President and Chief Executive Officer

APPENDIX B

OWNERSHIP OF SHARES OF THE SGA FUND

As of the Record Date, the SGA Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the SGA Fund’s shares are set forth below:

Name and Address	Class	No. of Shares Owned	% of Shares
Robert L. Rohn Darien, CT 06820		106,228.202	32.14%

George P. Fraise and Catherine L. Fraise Wilton, CT 06897		40,397.861	12.22%

Gordon M. Marchand and Mary E. Marchand Ridgefield, CT 06877		40,390.067	12.22%

Gordon M. Marchand Ridgefield, CT 06877		27,928.70	8.45%

George P. Fraise Wilton, CT 06877		25,938.341	7.85%

As of the Record Date, Robert L. Rohn may be deemed to “control” the SGA Fund.  “Control” for this purpose is the ownership of more than 25% of the SGA Fund’s voting securities.

As of the Record Date, the Officers and Trustees of the Trust, as a group, did not own of record or beneficially any of the outstanding voting securities of the SGA Fund.

APPENDIX C

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE AB FUND

(References to the “Fund” in this Appendix C are to the AB Fund)

Valuation of AB Fund Shares

The price of the Fund’s Institutional Class shares is based on its net asset value per share (“NAV”). The NAV for the Institutional Class shares is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the Institutional Class by (b) the number of shares outstanding in the Institutional Class (assets – liabilities / # of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV is determined as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Debt securities and certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Investments in other mutual funds are valued at the closing NAV of the mutual funds on the day of valuation.  Equity securities, including shares of closed-end funds and exchange-traded funds are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the AB Trust’s Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies.  The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Portfolio Holdings

A complete list of the Fund’s holdings will be made available on the Fund’s website on a monthly basis. The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter. A list of the Fund’s ten largest holdings will be made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund is generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet. A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings will be available in the Fund’s SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Redemptions In Kind

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio managers’ ability to execute efficient investment strategies. Frequent, short-

term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing.

The AB Trust’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one “round trip” in the Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this prospectus. Additionally, the Manager may, in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of other funds in the American Beacon Family of Funds.

The round-trip limit does not apply to the following transaction types:
•	shares acquired through the reinvestment of dividends and other distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies, including any applicable redemption fees.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Purchase and Redemption of Shares

Eligibility

The Institutional Class shares offered in this prospectus are available to eligible investors who meet the minimum initial investment. The AB Trust does not accept accounts registered to foreign individuals or entities, including foreign correspondence accounts. The Fund does not conduct operations and is not offered for purchase outside the United States.

Investors in the Fund may include:
•	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);

•	endowment funds and charitable foundations;
•	employee welfare plans that are tax-exempt under Section 501(c)(9) of the Code;
•	qualified pension and profit sharing plans;
•	cash and deferred arrangements under Section 401(k) of the Code;
•	corporations; and
•	other investors who make an initial investment of at least the minimum investment amounts.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this prospectus are set by the Fund.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment

Institutional Class - $250,000

The Manager may allow a reasonable period of time after opening an account for an Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisers who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

You may also open an account directly through us. A completed, signed application is required. You may download an account application from the Fund’s web site at www.americanbeaconfunds.com. You also may obtain an application form by calling 1-800-658-5811 or institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it

Regular Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
(institutional shareholders may fax to
(816) 374-7408)

For Overnight Delivery:
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
(800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account with the Fund or your financial institution, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, Social Security or other taxpayer identification numbers of persons authorized to provide instructions on the account or other documentation. The Fund and your financial institution are required by law to reject your new account application if the required identifying information is not provided.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. You should contact your broker-dealer or other financial intermediary to find out by what time your purchase order must be received so that it can be processed the same day. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold.  The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third party checks.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.

If you purchased your shares directly from the Fund, your shares may be redeemed by telephone by calling 1-800-658-5811 to speak to a representative, via the Fund’s website, www.americanbeaconfunds.com, or by mail on any day that the Fund is open for business.

The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first). You should contact your broker-dealer or other financial intermediary to find out by what time your order must be received so that it can be processed the same day.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.   If you purchased shares of the Fund directly, your shares may be exchanged by calling 1-800-658-5811 to speak to a representative or through our website, www.americanbeaconfunds.com.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Shares of any class of the Fund may be exchanged for shares of another class of the same Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, shareholder must have owned shares of the redeeming Fund for at least ten days prior to exchanging out of one Fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. States and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange purchases if, in its judgment, the transaction would adversely affect the Fund and its shareholders.

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the Fund should not result in a capital gain or loss. However, an exchange of shares of the Fund for shares of a different fund in the American Beacon Family of Funds is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax adviser before entering into a fund or share class exchange. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Payments to Financial Intermediaries

The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to customers of the fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund or its transfer agent. To the extent the Fund affiliate pays such compensation, it may include amounts from that affiliate’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

How to Purchase Shares
Through your Broker-Dealer or Other Financial Intermediary
Contact your broker-dealer or other financial intermediary to purchase shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Funds and may charge you a fee for this service. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

By Check
•	The minimum initial and subsequent investment requirements for investments by check are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Institutional	$250,000	$50

•	Make the check payable to American Beacon Funds.
•	Include the shareholder’s account number, Fund name and Fund number on the check.
•	Mail the check to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

By Wire

•   The minimum initial and subsequent investment requirements for investments by wire are:

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Institutional	$250,000	None
•	If your account has been established, call 1-800-658-5811 to purchase shares by wire.
•	Send a bank wire to State Street Bank and Trust Co. with these instructions:
•	ABA# 0110-0002-8; AC-9905-342-3,
•	Attn: American Beacon Funds
•	the Fund name and Fund number, and
•	shareholder account number and registration.

By Exchange
•	The minimum requirements to establish an account by making an exchange and to make subsequent exchanges are as follows:

Share Class	Minimum Amount to Establish a New Account	Minimum Subsequent Exchange Amount
Institutional	$250,000	$50
•	To exchange shares, send a written request to the address above, or call 1-800-658-5811 and speak to a representative.
•	You also may exchange shares by visiting www.americanbeaconfunds.com.
•	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com
•	You may purchase shares via www.americanbeaconfunds.com.
•	Funds will be transferred automatically from your bank account via Automated Clearing House (“ACH”) if valid bank instructions were included on your application.
•	If not, please call 1-800-658-5811 for assistance with establishing bank instructions.
•	A $50 minimum applies.

How to Redeem Shares
Through your Broker-Dealer or other Financial Intermediary
Contact your broker-dealer or other financial intermediary to sell shares of the Fund. Your broker-dealer or other financial intermediary is responsible for transmitting your sale request to the transfer agent in proper form and in a timely manner. Your financial intermediary may charge you a fee for selling your shares.

By Telephone
•	Call 1-800-658-5811 to request a redemption.

•	Minimum redemption amounts and applicable class limitations, and policies as to the disposition of the proceeds of telephone redemptions are as follows:

Share Class	Minimum Redemption	Limitations	Disposition of Redemption Proceeds
Institutional	None	None	Transmitted to commercial bank designated on the account application form.
By Mail
•	Write a letter of instruction including:
☐	the Fund name and Fund number,
☐	shareholder account number,
☐	shares or dollar amount to be redeemed, and
☐	authorized signature(s) of all persons required to sign for the account.

Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

For Overnight Delivery:
American Beacon Funds
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

•	Proceeds will be mailed to the account address of record or transmitted to the commercial bank designated on the account application form.
•	Minimum redemption amounts are as follows:

Share Class	Minimum Redemption
Institutional Class	None
Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

•
The Fund only accept STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

By Exchange
•	Send a written request to the address above.
•	Call 1-800-658-5811 to speak to a representative to exchange shares.
•	Visit www.americanbeaconfunds.com and select “Account Login”
•	The minimum requirement to redeem shares by making an exchange is $50.
•	If you purchased shares through a financial intermediary, please contact your broker dealer or other financial intermediary to exchange your shares.

Via www.americanbeaconfunds.com
•	If you have established bank instructions for your account, you may request a redemption via ACH or wire by selecting “Account Login” on www.americanbeaconfunds.com.
•	If bank instructions were not included on the account application form, please call 1-800-658-5811 to establish bank instructions.
•	Minimum wire, ACH and check redemption amounts and policies as to the disposition of the proceeds of redemptions via www.americanbeaconfunds.com are as follows:

Share Class	Minimum Wire Amount	Minimum ACH or Check Amount	Disposition of Redemption Proceeds
Institutional Class	None	Not Available	Transmitted to commercial bank account designated on application form.
General Policies
If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. IRA accounts will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. The Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (“SVP”) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-

dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Fund by telephone:
•
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

•	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:
•
liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

•	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added “inactivity” or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:
•	Sending a letter to American Beacon Funds via the United States Post Office,
•
Speaking to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the funds secure web application.

•	Accessing your account through the funds secure web application,
•	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.

Contact information:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811 (phone)

www.americanbeaconfunds.com (web)

If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Distributions and Taxes

The Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions (sometimes referred to below collectively as “distributions”). The Fund does not have a fixed dividend rate and does not guarantee it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Any distributions are paid annually.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the Transfer Agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

•	Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of the Fund.
•
Reinvest Only Dividends or Capital Gain Distributions. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different tax treatment applies to distributions of dividends and net capital gain (as defined in the table below).

•	Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.
•
Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of the same share class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.

Taxes
Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical tax liabilities for transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income

Type of Transaction	Tax Status
Distributions of excess of net long-term capital gain over net short-term capital loss* (“net capital gain”)	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to “qualified dividend income” (as described below).

To the extent distributions are attributable to net capital gain that the Fund recognizes on sales or exchanges of capital assets, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (“individuals”) (20% for individuals with taxable income exceeding $400,000 or $450,000 if married filing jointly).

A portion of the income dividends the Fund pays to individuals may be “qualified dividend income” (“QDI”) and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends the Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. If the Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for the preferential rates. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss generally is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rate mentioned above.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year, the Fund’s shareholders will receive tax information to assist them in preparing their income tax returns.

APPENDIX D

FINANCIAL HIGHLIGHTS OF THE AB FUND

The AB Fund will adopt the financial statements of the SGA Fund.  The financial highlights table is intended to help you understand the SGA Fund’s financial performance for the period of the SGA Fund’s operation.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the SGA Fund’s shares (assuming reinvestment of all dividends and other distributions).

The information for the fiscal period ended September 30, 2012, has been audited by Tait Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the SGA Fund’s financial statements, are included in the annual report dated September 30, 2012, which is available upon request.  The information for the semi-annual period ended March 31, 2013 is unaudited.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012	For the Period December 31, 2010* to September 30, 2011

Net asset value, beginning of period	$12.04		$9.48	$10.00
Income from Investment Operations:
Net investment loss1	(0.03)		(0.05)	(0.04)
Net realized and unrealized gain (loss)	0.79
on investments and foreign currency	0.76		2.61	(0.48)
Total from investment operations			2.56	(0.52)

Net asset value, end of period	$12.59		$12.04	$9.48

Total return	6.47	%2	27.00%	(5.20	)%2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,638		$2,097	$1,195

D-1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	9.44	%3	12.02%	28.14	%3
After fees waived and expenses absorbed	1.75	%3	1.75%	1.74	%3
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(8.17	)%3	(10.76)%	(26.92	)%3
After fees waived and expenses absorbed	(0.48	)%3	(0.49)%	(0.52	)%3
Portfolio turnover rate	20	%2	41%	48	%2

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Not annualized.
3	Annualized.

D-2

AMERICAN BEACON FUNDS
SGA Global Growth Fund

STATEMENT OF ADDITIONAL INFORMATION

September 16, 2013

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
SGA Global Growth Fund	American Beacon SGA Global Growth Fund

803 W. Michigan Street Milwaukee, WI 53233 1-888-988-8742	4151 Amon Carter Boulevard MD 2450 Fort Worth, Texas 76155 1-800-658-5811

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated September 16, 2013 (the “Proxy Statement and Prospectus”), relating specifically to the proposed transfer of all of the assets of the SGA Global Growth Fund (the “SGA Fund”) to, and the assumption of all of the liabilities of the SGA Fund by, the American Beacon SGA Global Growth Fund (the “AB Fund”) in exchange for shares of the AB Fund having an aggregate value equal to the aggregate net asset value of the SGA Fund.  To obtain a copy of the Proxy Statement and Prospectus, please write to the AB Fund at the address set forth above or call 1-800-658-5811.  The transfer is to occur pursuant to an Agreement and Plan of Reorganization and Termination. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement and Prospectus.

GENERAL INFORMATION

            A Special Meeting of Shareholders of the SGA Fund to consider the Reorganization will be held at 2:00 p.m. Eastern time on September 27, 2013, at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. For further information about the Reorganization, see the Proxy Statement and Prospectus.

FINANCIAL STATEMENTS

            This SAI related to the Proxy Statement and Prospectus consists of the cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

●	The Prospectus and Statement of Additional Information of the SGA Fund, dated February 1, 2013 (Filed on January 28, 2013; Accession No. 0001398344-13-000290);
●	The financial statements of the SGA Fund as included in the SGA Fund’s Annual Report filed for the year ended September 30, 2012 (Filed on December 7, 2012; Accession No. 0001398344-12-003767); and
●	The SGA Fund’s Semi-Annual Report filed after the above referenced Annual Report for the period ended March 31, 2013 (Filed on June 7, 2013; Accession No. 0001398344-13-002791).

            Because the AB Fund has not yet commenced operations as of the date of this SAI, no annual or semi-annual report of the AB Fund are available at this time.

Pro Forma Financial Statements

           Pro forma financial statements are not presented as the SGA Fund is being combined with the AB Fund, a newly created series of American Beacon Funds, which does not have any assets or liabilities.

TABLE OF CONTENTS

Organization and History of the AB Fund	1
Additional Information About Investment Strategies and Risks	1
Non-Principal Investment Strategies and Risks	15
Investment Restrictions	15
Temporary Defensive and Interim Investments	17
Portfolio Turnover	17
Disclosure of Portfolio Holdings	17
Lending of Portfolio Securities	19
Trustees and Officers of the Trust	20
Code of Ethics	27
Proxy Voting Policies	27
Control Persons and 5% Shareholders	27
Investment Sub-Advisory Agreement	27
Management, Administrative and Distribution Services	28
Other Service Providers	29
Portfolio Manager	29
Portfolio Securities Transactions	30
Redemptions in Kind	31
Tax Information	31
Description of the Trust	36
Financial Statements	36
Appendix A: Proxy Voting Policy and Procedures for the Trust	A-1
Appendix B: Proxy Voting Policies — Investment Sub-Advisor	B-1
Appendix C: Ratings Definitions	C-1

ORGANIZATION AND HISTORY OF THE AB FUND

The AB Fund is a separate investment portfolio of the American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987.   The AB Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The AB Fund is non-diversified.  On October 4, 2013 or such other date agreed to by the parties, the AB Fund will acquire all the assets of the SGA Global Growth Fund (the “Acquired Fund”), a series of the Investment Managers Series Trust, provided that the Acquired Fund’s shareholders have approved the reorganization.  Since the Acquired Fund’s objective and policies are the same in all material respects as the AB Fund, and since the AB Fund will engage the investment advisor currently providing services to the Acquired Fund, Sustainable Growth Advisers, LP, as sub-advisor (“Sub-Advisor”), the AB Fund has adopted the prior performance and financial history of the Acquired Fund.  The AB Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the Institutional Class shares of the AB Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of the AB Fund are described in the Prospectus. This section contains additional information about the AB Fund’s investment policies and risks and types of securities the AB Fund may purchase. The composition of the AB Fund’s portfolio and the strategies that the AB Fund may use in selecting portfolio securities may vary over time. The AB Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all.

Borrowing Risks — The AB Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The AB Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the AB Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce the AB Fund’s return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit (“CDs”) are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Cover and Asset Segregation — The AB Fund may make investments or employ trading practices that obligate the AB Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The AB Fund will comply with guidance from the U.S. Securities and Exchange Commission (the “SEC”) and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the AB Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the AB Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if the AB Fund enters into a currency forward contract to sell foreign currency on a future date, the AB Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, the AB Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the AB Fund under the currency forward contract.

The AB Fund’s approach to asset coverage may vary among different types of investments. With respect to certain investments, the AB Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with the AB Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the AB Fund’s current obligations will generally be equal only to the net amount to be paid by the AB Fund based on the relative values of the positions held by each party to the agreement (the “net amount”).

Inasmuch as the AB Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the “Manager”) and the AB Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the AB Fund’s assets could impede the sub-advisor’s ability to manage the AB Fund’s portfolio.

Currencies — The AB Fund may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, swaps for cross-currency investments, direct investments in non- U.S. currencies and in securities denominated in non-U.S. currencies.

Foreign currencies may decline in value relative to the U.S. dollar and affect the AB Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the AB Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the AB Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the AB Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the

2

underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index. Some “derivatives,” such as mortgage-backed securities (“MBS”) and other asset-backed securities (“ABS”), are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

The AB Fund may invest in one or more types of derivatives, including among others, options, futures, foreign currency and other forwards, warrants, structured products, interest rate caps, floors, collars, and reverse collars. The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of the regulation of derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or “cleared”). The Dodd-Frank Act requires the SEC and the U.S. Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all swaps and security-based swaps to CFTC and SEC jurisdiction, respectively.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the AB Fund, have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, the AB Fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of the AB Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the AB Fund’s NAV. Further, to qualify for the exclusion in amended Regulation 4.5, the AB Fund must satisfy a marketing test, which requires, among other things, that the AB Fund not hold itself out as a vehicle for trading commodity interests.

Amended Regulation 4.5 was effective on April 24, 2012, but the compliance date for advisers to existing funds, such as the AB Fund, was January 1, 2013. However, the Manager is not registered as a commodity pool operator (“CPO”) with respect to the AB Fund in this SAI in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”). Pursuant to this letter and the conditions set forth therein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Such guidance is expected to clarify how to calculate compliance with the thresholds given the AB Fund’s investments in investment vehicles, such as securitization vehicles, which may cause the AB Fund to be deemed to be indirectly trading commodity interests. Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion with respect to the AB Fund. If the Manager determines that it can rely on the exclusion in Regulation 4.5 with respect to the AB Fund, the Manager will file a Regulation 4.5 exclusion notice annually and comply with the limits in Regulation 4.5 with respect to the trading of any other commodity interests in the AB Fund’s portfolio.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the AB Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the AB Fund to greater losses in the event of a default by a counterparty. Derivatives may be illiquid and may be more volatile than other types of investments.  The AB Fund may buy derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk.

Emerging Market Investments — The AB Fund may invest in the securities and derivatives of issuers domiciled in various countries with emerging capital markets. Investments in the securities and derivatives of issuers domiciled in countries with emerging capital markets involve significantly higher risks not involved in investments in securities of issuers in more developed capital

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markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the AB Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the AB Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the AB Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the AB Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the AB Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

The AB Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Financial Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Expense Risk — AB Fund expenses are subject to a variety of factors, including fluctuations in the AB Fund’s net assets.  Accordingly, actual expenses may be greater or less than those indicated.  For example, to the extent that the AB Fund’s net assets decrease due to market declines or redemptions, the AB Fund’s expenses will increase as a percentage of AB Fund net assets.  During periods of high market volatility, these increases in the AB Fund’s expense ratio could be significant.

Fixed Income Investments — The AB Fund may hold debt, including corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the AB Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the AB Fund having to reinvest its proceeds in lower yielding securities. Securities underlying

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mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities — The AB Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the AB Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities — The AB Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the AB Fund’s rights as an investor.

The AB Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

The AB Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its common stock. For example, market access investments may be used where regulatory or stock exchange restrictions make it difficult or undesirable for the AB Fund to invest directly in an issuer’s common stock. Use of market access investments may involve risks associated with derivative investments (see “Derivatives”). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting rights or dividend rights associated with shares of common stock. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than exchange-traded common stock.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the AB Fund is uninvested and no return is

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earned thereon. The inability of the AB Fund to make intended security purchases due to settlement problems could cause the AB Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the AB Fund due to subsequent declines in value of the securities or, if the AB Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Forward Contracts and Forward Foreign Currency Exchange Contracts — The AB Fund may enter into forward contracts and forward foreign currency exchange contracts (“forward currency contracts”). Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges — for example, the AB Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, the AB Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The AB Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, the AB Fund may use forward currency contracts when a sub-advisor wishes to “lock in” the U.S. dollar price of a security when the AB Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The AB Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the AB Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The AB Fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the AB Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the AB Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the AB Fund’s exposure to foreign currency exchange rate fluctuations.

The cost to the AB Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the AB Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made

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for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the AB Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the AB Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the AB Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the AB Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The AB Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the AB Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the AB Fund’s rights as a creditor.

Non-Deliverable Forwards — The AB Fund also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The AB Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the AB Fund, and the cost of such strategies may reduce the AB Fund’s respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, AB Fund with respect to which the Manager is claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “Derivatives.”

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the AB Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Futures Contracts — Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the AB Fund is required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is

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traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the AB Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the AB Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the AB Fund’s obligations to or from a futures broker. When the AB Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the AB Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The AB Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the AB Fund will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the AB Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The AB Fund would continue to be subject to market risk with respect to the position. In addition, the AB Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the use of such contracts may benefit the AB Fund, if investment judgment about the general direction of, for example, an index is incorrect, the AB Fund’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

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Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the AB Fund that agrees they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

The Manager and the sub-advisor will carefully monitor the AB Fund’s investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the AB Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the AB Fund qualify under Rule 144A and an institutional market develops for those securities, that AB Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the AB Fund’s illiquidity. The Manager or the sub-advisor acting under guidelines established by the Trust’s Board of Trustees (“Board”), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Historically, illiquid securities have included securities that have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the AB Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the AB Fund may get only limited information about an issuer, so it may be less able to predict a loss. The AB Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Index Futures Contracts — The AB Fund may invest in index futures contracts for investment purposes, including for short-term cash management purposes.

Index Futures Contracts — U.S. futures contracts traded on exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.

At the same time a futures contract on an index is purchased or sold, the AB Fund must allocate cash or securities as a deposit payment (“initial deposit”) based on the contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.

Futures Contracts on Stock Indices — The AB Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This technique is used only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the AB Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the AB Fund.

In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions

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taken for the AB Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the AB Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the AB Fund.

Initial Public Offerings — The AB Fund can invest in initial public offerings (“IPOs”). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the AB Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the AB Fund’s need to borrow from banks, the AB Fund remains free to establish lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Limited Liability Companies — The AB Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. Such loan transactions are referred to in this SAI as “qualified” loan transactions. The purpose of a qualified loan transaction is to capture a demand premium paid by the borrower or to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held or reinvested by it. Cash collateral received through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the “Lending of Portfolio Securities” section for additional information.

Securities loans will be made in accordance with the following conditions: (1) the AB Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the AB Fund must be able to terminate the loan after notice, at any time; (4) the AB Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the AB Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass

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to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board as appropriate, to vote proxies.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral.

The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

 Market Events — Turbulence in the financial sector has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the AB Fund.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Options — The AB Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The AB Fund will only write (sell) covered call and put options. For a further description, see “Cover and Asset Segregation.”

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

By writing a covered call option, the AB Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the AB Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

The AB Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the AB Fund writes an option, an amount equal to the net premium received by the AB Fund is included in the liability section of the AB Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the AB Fund enters into a closing purchase transaction, the AB Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

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Other Investment Company Securities and Exchange Traded Products — The AB Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies. The Fund may invest in investment company securities advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the AB Fund becomes a shareholder of that investment company. As a result, AB Fund shareholders indirectly will bear the AB Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses AB Fund shareholders directly bear in connection with the AB Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the AB Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The AB Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide liquidity or for defensive purposes. The AB Fund would invest in money market funds rather than purchasing individual short-term investments. If the AB Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the AB Fund invests, including advisory fees charged by the Manager to any applicable money market funds sponsored by the Manager.

The AB Fund may purchase shares of ETFs. ETFs trade like a common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the AB Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares may have advantages over futures in certain circumstances. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage. As a shareholder of an ETF, the AB Fund would be subject to its ratable share of ETFs expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the AB Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships — The AB Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or are jointly and severally responsible for the liabilities of the MLP. The AB Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amount the AB Fund have contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the AB Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Related Investments — The AB Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related

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industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the AB Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the AB Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the AB Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the AB Fund’s portfolio. The AB Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, U.S.-qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income and gains under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and b) maintain exemption eligibility from the investment company registration requirements.

Repurchase Agreements — A repurchase agreement is a fixed income security in the form of an agreement between the AB Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement the AB Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than the AB Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, the AB Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the AB Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the AB Fund to earn income while retaining “overnight” flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the AB Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event the AB Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The AB Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio’s rights. The AB Fund’s Board of Trustees has established procedures pursuant to which the sub-advisor monitors the creditworthiness of the counterparties with which the AB Fund enters into repurchase agreement transactions.

The AB Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Rights and Warrants —Rights are short-term warrants issued in conjunction with new stock or bond issues.  Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the AB Fund may invest in rights and warrants.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller

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companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Swap Agreements — A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount).  Nearly any type of derivatives, including forward contracts can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.   Swaps may have a leverage component and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the AB Fund will only enter into swap agreements with counterparties considered by the sub-advisor to present minimum risk of default. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the AB Fund enters normally provide for the obligations of the AB Fund and its counterparty in the event of a default of other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the AB Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the AB Fund. See “Cover and Asset Segregation” for additional discussion of these matters.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see “Illiquid and Restricted Securities” for a description of liquidity risk.

 Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the AB Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the AB Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the AB Fund based on such pricing discrepancies.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Value Stocks — Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the AB Fund’s investments in value stocks may limit its downside risk over time, the AB Fund may

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produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The AB Fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by the AB Fund to purchase or sell securities at a future date. These transactions enable the AB Fund to “lock-in” what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the AB Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the AB Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the AB Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the AB Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The AB Fund will maintain with the Custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the AB Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the AB Fund may be disadvantaged.

NON PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the AB Fund may:

1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the 1940 Act, or exemptive relief granted by the SEC.

3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the AB Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the AB Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the AB Fund to the extent required by law.

4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the AB Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring AB Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the AB Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as

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applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5. Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”). The AB Fund will not invest more than 15% of its net assets in Section 4(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board that any Section 4(2) securities held by such AB Fund in excess of this level are at all times liquid.

With respect to the principal investment strategy relating to investments in other investment companies set forth in number 2 above, the Fund currently intends to invest only in registered investment companies.

INVESTMENT RESTRICTIONS

Fundamental Policies. The AB Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the AB Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the AB Fund. For this purpose, “all of the AB Fund’s investable assets” means that the only investment securities that will be held by the AB Fund will be the AB Fund’s interest in the investment company.

Fundamental Investment Restrictions. The following discusses the investment policies of the AB Fund.

The following restrictions have been adopted by the AB Fund and may be changed with respect to the AB Fund only by the majority vote of the AB Fund’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act and as used herein means, with respect to the AB Fund, the lesser of (a) 67% of the shares of the AB Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the AB Fund.

The AB Fund may not:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the AB Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the AB Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the AB Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the AB Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that this limitation does not apply to: (i)  obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax exempt securities issued by municipalities and their agencies and authorities.

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The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total net assets (including the market value of collateral received).

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the AB Fund (except where noted otherwise) and may be changed with respect to the AB Fund by a vote of a majority of the Board. The AB Fund may not:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin, except that (1) the AB Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the AB Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor believes it is appropriate and in the AB Fund’s best interest, the AB Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of AB Fund shares, or to hold while waiting to invest cash received from purchases of AB Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; or (vii) shares of  money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the AB Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the AB Fund’s transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The AB Fund publicly discloses portfolio holdings information as follows:

1.
a complete list of holdings for the AB Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2.
a complete list of holdings for the AB Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for the AB Fund as of the end of each month on the AB Fund’s website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

17

4.
ten largest holdings for the AB Fund as of the end of each calendar quarter on the AB Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

    Public disclosure of the AB Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the AB Fund that such disclosure could be harmful to the AB Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the AB Fund’s best interest.

Disclosure of Nonpublic Holdings.
Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the AB Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the AB Fund. The AB Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to AB Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”).  The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of AB Fund shareholders. The Holdings Policy is summarized below.

A variety of third party service providers require access to AB Fund holdings to provide services to the AB Fund or to assist the Manager and the sub-advisor in managing the AB Fund (“service providers”). The service providers have a duty to keep the AB Fund’s nonpublic information confidential either through written contractual arrangements with the AB Fund (or another AB Fund service provider) or by the nature of their role with respect to the AB Fund (or the service provider). The AB Fund has determined that complete disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders.

The AB Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”)	AB Fund’s custodian and fund accountant	Complete list on intraday basis with no lag
Ernst & Young LLP	AB Fund’s independent public accounting firm	Complete list on annual basis with no lag
Elkins McSherry LLC	Trade execution cost analysis	Complete list on daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisor	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Broadridge Financial Solutions, Inc.	Proxy voting research provider to sub-advisor	Complete list on monthly basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the AB Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the AB Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the AB Fund.  If the AB Fund participates in securities lending activities, potential borrowers of the AB Fund’s securities receive information pertaining to the AB Fund’s securities available for loan. Such information is provided on a current basis with no lag. The AB Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information

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to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the AB Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The AB Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the AB Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The AB Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the AB Fund or that redistribute the AB Fund’s holdings to financial intermediaries to facilitate their analysis of the AB Fund.  The AB Fund has determined that complete disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the AB Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the AB Fund’s website.

 No compensation or other consideration may be paid to the AB Fund, the AB Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the AB Fund’s website and not to trade based on the information;
2.	Holdings may only be disclosed as of a month-end date;
3.	No compensation may be paid to the AB Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and
4.	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff shall consider the type of requestor and its relationship to the AB Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the AB Fund for which holdings have been requested (e.g. passive versus active management), whether the AB Fund is managed by one or multiple investment managers, and any other factors it deems relevant. In its analysis, the Compliance staff shall attempt to uncover any apparent conflict between the interests of AB Fund shareholders on the one hand and those of the Manager or any affiliated person of the AB Fund on the other. For example, the Compliance staff will inquire whether the Manager has entered into any special arrangements with the requestor to share nonpublic portfolio holdings information in exchange for a substantial investment in the AB Fund or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the AB Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for disclosures that were approved during the period. The Compliance staff will determine whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and this requires disclosure in the AB Fund’s SAI.

The Manager and sub-advisor to the AB Fund may manage substantially similar portfolios for clients other than the AB Fund.  Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the AB Fund.  The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The AB Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the AB Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The AB Fund also has the right to terminate a loan at any time. The AB Fund does not have the right to vote on securities while they are on loan. However, it is the AB Fund’s policy to attempt to terminate loans in time to vote those proxies that the AB Fund determine are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of the AB Fund’s total assets (including the value of all assets received as collateral for the loan). The AB Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral

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consists of cash, the AB Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the AB Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the AB Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The AB Fund will minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds that invest in U.S. Government and agency securities advised by the Manager.

For all American Beacon Funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, Brown Brothers Harriman & Co. The amount of such compensation depends on the income generated by the loan of the securities. The AB Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the AB Fund, which includes the general oversight and review of the AB Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the AB Fund. The Board oversees the Trust’s officers and service providers, including American Beacon Advisors, Inc. (“American Beacon”), which is responsible for the management of the day-to-day operations of the AB Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its AB Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the AB Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the AB Fund, is responsible for day-to-day risk management for the AB Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the AB Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the AB Fund.

In general, the AB Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the AB Fund. In addition, under the general oversight of the Board, American Beacon, the AB Fund’s investment adviser, and other service providers to the AB Fund has itself adopted a variety of policies, procedures and controls designed to address particular risks to the AB Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the AB Fund oversees and regularly monitors the investments, operations and compliance of the AB Fund’s investment advisers.

The Board also oversees risk management for the Trust and the AB Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the AB Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the AB Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the AB Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the AB Fund’s CCO regarding the effectiveness of the AB Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

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Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on AB Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the AB Fund’s CCO to discuss matters relating to the AB Fund’s compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Trust (“Independent Trustees”) constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the AB Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves the AB Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the AB Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the AB Fund, the number of American Beacon Funds overseen by the Board, the arrangements for the conduct of the AB Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of American Beacon Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of the 25 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds.

The Board holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee serves for an indefinite term, or until his or her removal, resignation, or retirement*. Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Gerard J. Arpey** (55)	Trustee since 2012
Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

Alan D. Feld*** (76)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the

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Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012).
NON-INTERESTED TRUSTEES
W. Humphrey Bogart (69)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).

Brenda A. Cline (52)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (59)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008
Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (70)	Trustee since 2004 Chairman since 2008
Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (50)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).

R. Gerald Turner (67)	Trustee since 2001
President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

Paul J. Zucconi, CPA (73)	Trustee since 2008
Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-2012); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012).

________________
*
The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***
Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

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Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.

W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children’s hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.

Paul J. Zucconi: Mr. Zucconi has extensive financial experience as partner with a large public accounting firm auditing financial services firms, including investment companies, organizational management and financial experience as a director to various publicly held and private companies, including acting as chairman or as a member of their audit and/or audit and compliance committees, service as a board member to a local chapter of not-for-profit foundation; and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”), consisting of Messrs. Zucconi (Chair), Duffy and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the American Beacon Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance

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with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program. The Audit Committee met 4 times during the fiscal year ended January 31, 2013.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner. Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of AB Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the AB Fund. The Nominating and Governance Committee met 3 times during the fiscal year ended January 31, 2013.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. Cline (Vice-Chair), Ms. McKenna and Mr. Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the AB Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the AB Fund; (c) to review material changes recommended by the Manager to the allocation of AB Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the AB Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met 6 times during the fiscal year ended January 31, 2013.

Trustee Ownership in the American Beacon Funds

As of the date of this SAI, no Trustee owns Shares of the AB Fund.  The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2012.

INTERESTED

American Beacon Fund	Arpey	Feld
SGA Global Growth	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds)	Over $100,000	Over $100,000

NON-INTERESTED

American Beacon Fund	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner	Zucconi
SGA Global Growth	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds)	$10,001- $50,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000	$10,001- $50,000

Trustee Compensation

As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the “Trusts”), each Trustee is compensated from the Fund and fund complex as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee, and (d) $2,500 for attendance by any Trustee at an annual Investment

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Committee meeting to review the Trust’s management and investment advisory agreements; and (3) reimbursement of reasonable expenses incurred in attending  Board meetings, Committee meetings, and relevant educational seminars.

Mr. Massman was elected as Chairman April 15, 2008.   For his service as Chairman, Mr. Massman receives an additional annual payment of $15,000. He also receives an additional $2,500 per quarter for his service as an ex-officio member of multiple committees. The following table shows estimated compensation (excluding reimbursements) that will be earned by each Trustee for the fiscal year ended January 31, 2014.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (27 funds)
INTERESTED TRUSTEES
Gerard J. Arpey	$ 30,739	$ 0	$ 32,500
Alan D. Feld	$ 29,793	$ 0	$ 31,500
NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$ 30,739	$ 0	$ 32,500
Brenda A. Cline	$ 30,739	$ 0	$ 32,500
Eugene J. Duffy	$ 30,379	$ 0	$ 32,500
Thomas M. Dunning	$ 30,379	$ 0	$ 32,500
Richard A. Massman	$ 34,285	$ 0	$ 36,250
Barbara J. McKenna	$ 30,739	$ 0	$ 32,500
R. Gerald Turner	$ 29,793	$ 0	$ 31,500
Paul Zucconi	$ 30,739	$ 0	$ 32,500

* Estimated compensation for the fiscal period October 4, 2013 through January 31, 2014.

The Boards have adopted an Emeritus Trustee and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.

A person may serve as a Trustee Emeritus and receive related benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the AB Fund. Currently, two individuals have assumed Trustee Emeritus status. One receives an annual stipend of $20,000 from the American Beacon Funds complex. The other individual and his spouse receive annual flights benefits from the American Beacon Funds complex of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company).

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.

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Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (58)	President since 2009 Executive Vice President 2009
President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Lighthouse Holdings, Inc. (2009-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-Present); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, Touchstone Investments (2008-2009); CEO (2004-2007), AIM Distributors.

Jeffrey K. Ringdahl (38)	Vice President since 2010
Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Rosemary K. Behan (54)	Vice President, Secretary and Chief Legal Officer since 2006
Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary, Lighthouse Holdings Parent, Inc. (2008-Present); Secretary (2008-Present) and Asst. Secretary (2007-2008), American Private Equity Management, L.L.C.

Brian E. Brett (53)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (47)	Vice President since 2007
Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Vice President, American Private Equity Management, L.L.C. (2012-Present).

Erica B. Duncan (42)	Vice President since 2011
Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011); Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (59)	Vice President since 1989
Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (52)	Treasurer since 2010
Treasurer (2010-Present), Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010-Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present); Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Terri L. McKinney (49)	Vice President since 2010	Vice President, Enterprise Services (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.

Samuel J. Silver (50)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Sonia L. Bates (56)	Asst. Treasurer since 2011
Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-Present); Asst. Treasurer, Lighthouse Holdings Parent, Inc. (2011-Present); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

John J. Okray (39)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present), Asst. General Counsel (2010- 2012) and Asst. Secretary (2010-Present), American Beacon Advisors,

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Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years

Inc.; Asst. Secretary, Lighthouse Holdings, Inc. (2010-Present); Asst. Secretary, Lighthouse Holdings Parent, Inc. (2010-Present); Asst. Secretary, American Private Equity Management, L.L.C. (2012-Present); Vice President, OppenheimerFunds, Inc. (2004-2010).

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc., (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

CODE OF ETHICS

The Manager, the Trust and the sub-advisor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any AB Fund. In addition, the Manager’s and Trust’s Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the AB Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the AB Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the AB Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Voting Policy and Procedures (the “Policy”) that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the AB Fund’s shareholders and the Manager, the sub-advisor or their affiliates. The Trust’s Board of Trustees has approved the Manager’s proxy voting policies and procedures with respect to AB Fund assets under the Manager’s management. Please see Appendix A for a copy of the Policy. The sub-advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The AB Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the AB Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the AB Fund.  The actions of an entity or person that controls the AB Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the AB Fund or large redemptions by a control person could cause the AB Fund’s other shareholders to pay a higher pro rata portion of the AB Fund’s expenses. As of the date of this SAI, the Manager is the sole shareholder of the AB Fund.

INVESTMENT SUB-ADVISORY AGREEMENT

The AB Fund’s sub-advisor is listed below with information regarding its controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor are considered affiliates for the portion of AB Fund assets managed by that sub-advisor.

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Sustainable Growth Advisers, LP:

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
SGIA, LLC	General Partner	Financial Services
George P. Fraise	Minority Owner	Financial Services
Gordon M. Marchand	Minority Owner	Financial Services
Robert L. Rohn	Minority Owner	Financial Services
Estancia Capital Partners, LP	Minority Owner	Financial Services

Pursuant to an investment advisory agreement, the AB Fund has agreed to pay an annualized advisory fee to the sub-advisor according to the following schedule:

Up to $100 million	0.45 of 1%
Between $100 million and up to $1 billion	0.40 of 1%
Over $1 billion	0.35 of 1%

The sub-advisor is located at 301 Tresser Boulevard, Suite 1310, Stamford, Connecticut 06901.

The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the AB Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 4151 Amon Carter Boulevard, MD 2450 Fort Worth, Texas 76155 is a Delaware corporation and wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”). Lighthouse is indirectly majority owned by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

●	complying with reporting requirements;

●	corresponding with shareholders;

●	maintaining internal bookkeeping, accounting and auditing services and records; and

●	supervising the provision of services to the Trust by third parties.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of the AB Fund’s assets that the sub-advisor determines to be allocated to short-term investments.

The AB Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the AB Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the AB Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by the sub-advisor to the investment style of the AB Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.

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The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to 0.05% of the net assets of the AB Fund.  Because the AB Fund has not commenced operations prior to the date of this SAI, no fees have been paid to the Manager or the sub-advisor for the past three fiscal years.

In addition to the management fee, the Manager is paid an administrative services fee for providing administrative services to the AB Fund. The administrative agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily, equal to the sum of: 0.40% of the net assets of the A Class, 0.40% of the net assets of the C Class, 0.30% of the net assets of the Y Class, 0.30% of the net assets of the Investor Class, and 0.30% of the net assets of the Institutional Class. Because the AB Fund has not commenced operations prior to the date of this SAI, the AB Fund has not paid any administrative fee to the Manager for the last three fiscal years.

The Manager also may receive up to 25% of the net monthly income generated from the securities lending activities of the AB Fund as compensation for administrative and oversight functions with respect to securities lending of the AB Fund. Currently, the Manager receives 10% of such income for other series of the Trust. The AB Fund has not commenced operations prior to the date of this SAI. Accordingly, the Manager has not received any fees from the securities lending activities of the AB Fund.  The SEC has granted exemptive relief that permits the AB Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for the AB Fund in order to maintain competitive expense ratios for the AB Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the AB Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the AB Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

The Distributor
Foreside Fund Services, LLC (“Foreside” or “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the AB Fund’s shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the AB Fund. The Distributor continually distributes shares of the AB Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of AB Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of AB Fund shares.

OTHER SERVICE PROVIDERS

State Street, located at Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, Massachusetts 02111, is the transfer agent and dividend paying agent for the Trust and provides these services to AB Fund shareholders through its affiliate Boston Financial Data Services, located at 330 W. 9th Street, Kansas City, Missouri 64105. State Street also serves as custodian for the AB Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Fund for investing certain excess cash balances in various futures  forwards, or registered money market funds. The AB Fund’s independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.  K&L Gates LLP, 1601 K. Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The portfolio managers of the AB Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the AB Fund. Information regarding these other accounts has been provided by the Portfolio Managers’ firm and is set forth below. The number of accounts and assets is shown as of September 12, 2012.

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Sustainable Growth Advisers, LP
George P. Fraise	18 ($3.0 bil)	13 ($388 mil)	18 ($523 mil)	0	0	0
Gordon M. Marchand	18 ($3.0 bil)	13 ($388 mil)	18 ($523 mil)	0	0	0
Robert L. Rohn	18 ($3.0 bil)	13 ($388 mil)	18 ($523 mil)	0	0	0

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the AB Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the AB Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the AB Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor.

Sustainable Growth Advisers, LP (“SGA”)

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the AB Fund and other accounts managed by the portfolio manager, the sub-advisor will proceed in a manner that ensures that the AB Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the sub-advisor’s trade allocation policy.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers.

SGA  For serving as portfolio managers of the AB Fund, SGA has adopted a system of compensation that seeks to align the financial interest of the investment professionals with those of SGA.  The portfolio managers receive a fixed base salary.  In addition, the portfolio managers share in the profitability of the Advisor from their equity ownership of the firm.  The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.  All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

Ownership of Funds

The Portfolio Managers’ beneficial ownership of the AB Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the AB Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of AB Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. As of the date of this SAI, the AB Fund has not commenced operations.  Accordingly, the Portfolio Managers do not beneficially own any shares of the AB Fund.

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine the AB Fund’s net asset value), and other information provided to the AB Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the AB Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer

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who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Brokerage and research services obtained with AB Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place its own orders to execute securities transactions that are designed to implement the AB Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the AB Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. The AB Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the AB Fund’s cash flows. High portfolio activity increases the AB Fund’s transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the AB Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The AB Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the AB Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the AB Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

The AB Fund has not commenced operations as of the date of this SAI.  Accordingly, no brokerage commissions were paid by the AB Fund during the previous three fiscal years and the AB Fund did not receive any amount as a result of participation in the commission recapture program.

REDEMPTIONS IN KIND

Although the AB Fund intends to redeem shares in cash, the AB Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the AB Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the AB Fund redeems its shares in this manner; the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that the AB Fund qualifies as a regulated investment company (“RIC”) (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the AB Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the AB Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful

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tax planning. The information below is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the AB Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the AB Fund

The AB Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. The AB Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

●
Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” other than a partnership at least 90% of the gross income of which is described in clause (1).

●
Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the AB Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the AB Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirements”); and

●
Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”).

The AB Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on January 31 of that year, plus certain other amounts.

If for any taxable year the AB Fund does not qualify for treatment as a RIC — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends it distributes would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate (collectively, “individual”) shareholders as “qualified dividend income” (as described in the Prospectus)) to the extent of the AB Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the AB Fund’s income and performance. Furthermore, the AB Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the AB Fund will not qualify as a RIC in any given taxable year.

Taxation of Certain Investments and Strategies

If the AB Fund acquires stock in a foreign corporation that is a “passive foreign investment company” (“PFIC”) — generally, any foreign corporation, with certain exceptions, that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income-and holds the stock beyond the end of the year of acquisition, the AB Fund will be subject to federal income tax on any “excess distribution” it receives on the stock or of any gain it realizes from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the AB Fund distributes the PFIC income as a taxable dividend to its shareholders. AB Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals’ “qualified dividend income.”  The

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AB Fund may avoid this tax and interest if it elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. If such an election were made, the AB Fund would be required to include in its income each  year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the AB Fund. Any such income would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.

The AB Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. Under such an election, the AB Fund (1) would include in gross income each taxable year (and treat as ordinary income) an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the AB Fund’s adjusted basis in the PFIC stock and (2) would be allowed a deduction (of any ordinary, not a capital, loss) for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the AB Fund for prior taxable years. The AB Fund’s adjusted basis in PFIC stock would be adjusted to reflect the amounts included in income or deducted under this election. Any gain or loss realized on the sale or other disposition of PFIC stock would be treated as ordinary income or loss. The AB Fund generally would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.

Investors should be aware that the AB Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the AB Fund acquires shares therein. While the AB Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of gains and losses the AB Fund may realize in connection therewith. In general, the AB Fund’s (1) gains from the disposition of foreign currencies and (2) gains from options, futures, and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.

The AB Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”) that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which the AB Fund may invest may include (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.

If an LLC or LP in which the AB Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to the AB Fund under the Gross Income Requirement. The AB Fund’s investment in QPTPs, however, may not exceed 25% of the value of its total assets in order to satisfy the Diversification Requirements. In addition, the AB Fund’s holding of more than 10% of a QPTP’s equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to the AB Fund would likely be treated as “qualified dividend income” and disposition of the AB Fund’s interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the investing Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the AB Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the AB Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the AB Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. The AB Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

Dividends and interest the AB Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

Some futures contracts, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as

33

defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which the AB Fund invests may be subject to the Internal Revenue Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts the AB Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the AB Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the AB Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to the AB Fund’s forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the AB Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the AB Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her AB Fund shares.

Offsetting positions the AB Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the AB Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the AB Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by the AB Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the AB Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the AB Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If the AB Fund has an “appreciated financial position” — generally, any position (i.e., an interest, including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the AB Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the AB Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any AB Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the AB Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the AB Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

34

Taxation of the AB Fund’s Shareholders

General —  Dividends and other distributions the AB Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the AB Fund and received by those shareholders on December 31 of that year if the AB Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If AB Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of AB Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution. So, if an investor purchases AB Fund shares shortly before the record date for a distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution, even though it represents in part a return of invested capital.

If more than 50% of the value of the total assets of the AB Fund at the close of its taxable year consists of securities of foreign corporations, the AB Fund will be eligible to, and may, file an election with the Internal Revenue Service (“IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the AB Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend the AB Fund pays that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If the AB Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the AB Fund’s income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Basis Election and Reporting — AB Fund shareholders who want to use an acceptable method for basis determination other than the average basis method for determining basis with respect to AB Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a shareholder of the AB Fund fails to affirmatively elect such an alternative method, the basis determination will be made in accordance with the AB Fund’s default basis method, which is average basis. The basis determination method a AB Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the AB Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. AB Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. AB Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding — The AB Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the AB Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the AB Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the AB Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.

FATCA — Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the AB Fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014, and 30% of the gross proceeds of share redemptions and certain capital gain distributions it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements.  In general, no such withholding will be required with respect to a U.S. person that timely provides the certifications required by the AB Fund or its agent on a valid IRS Form W-9.

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Other Taxes — Statutory rules and regulations regarding state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the federal income taxation rules described above.  Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s participation situation.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000 (i) employees of the Manager, (ii) employees of the sub-advisor for the AB Fund where it serves as sub-advisor, (iii) officers and directors of AMR Corporation, (iv) members of the Trust’s Board of Trustees, (v) employees of TPG/Pharos, and (vi) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Institutional was created to manage money for large institutional investors, including pension and 401(k) plans.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Ernst & Young LLP, audits and reports on the AB Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.  Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.  The AB Fund will adopt the financial statements of the SGA Global Growth Fund.  Those financial statements were audited by another registered public accounting firm.

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APPENDIX A

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended July 1, 2012

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds’ Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to the Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the

Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Fund’s proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Fund’s website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Fund’s proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Oversight

On at least an annual basis, the Manager will present a summary of the voting records of the Fund to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds (the “Beacon Funds”) and the American Beacon Select Funds (the “Select Funds”). AmBeacon may invest a Beacon Fund in shares of one or more Select Funds. If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon’s interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund. To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund’s shares in accordance with the Beacon Fund’s Board of Trustees’ recommendations in the proxy statement.

A-2

APPENDIX B

PROXY VOTING POLICIES — INVESTMENT SUB-ADVISOR

PROXY VOTING POLICIES AND PROCEDURES

SUSTAINABLE GROWTH ADVISERS, LP

Statement of Policy

Sustainable Growth Advisers, LP (“SGA”) acts as a discretionary investment adviser for various clients and registered mutual Funds. Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives. SGA’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

SGA’s policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients’ best interests will be served. The proxy vote is an asset belonging to the client. SGA votes the proxies to positively influence corporate governance in a manner that, in SGA’s best judgment, enhances shareholder value.

SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

1.
Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives. In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

2.	Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.
3.	Security positions that are completely sold from a client’s account between proxy record date and meeting date, SGA will not vote the proxy.
4.	Proxies for securities held in an unsupervised portion of the client’s account generally will not be voted.
5.	Proxies for securities on loan that must be recalled in order to vote; generally will not be voted.
6.	Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA’s policy and procedures.
7.
Specialized treatment may be applied to ERISA accounts as SGA’s responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time.

Procedures

Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser’s interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA’s written response to any (written or oral) client request for such records. These records are maintained for a period of five years.

Categories of Issues

It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

Following are examples of agenda items that SGA generally approves:

Simple Majority Voting: A number of companies have adopted “Supermajority” shareholder voting requirements. When voting client proxies it is the policy of this firm to vote in favor of a “Simple” shareholder majority.

Executive Pay: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted on July 21, 2010. As required by the Dodd-Frank Act, public companies are required to seek a non-binding advisory vote from its shareholders to approve the compensation of executive officers as well as the frequency that the advisory vote be held in the future. With respect to the frequency of the vote, when voting client proxies it is SGA’s policy that the advisory vote on executive compensation be held by the company no less than annually, the shortest period recommended in the Dodd-Frank Act. Election of Directors: Unless SGA has reason to object to a given director, each director on management’s slate is approved.

Approval of Auditors: SGA generally defers to management in picking a CPA firm and votes for management’s choice.

Directors’ Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

Updating the Corporate Charter: Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization: As long as the increase is reasonable, SGA generally approves.
Stock Purchase Plans: SGA believes that equity participation plans positively motivate management, directors and employees. Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans: If in SGA’s judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.
Following are examples of issues presented for shareholder vote that are generally opposed because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock’s market price. To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders’ proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, SGA generally opposes their elimination.

Poison Pills: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is SGA’s judgment that uninvited bids for the company’s stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client’s best interest because they are contrary to the principle of “one share one vote” and could dilute the current stockholders’ control.

Shareholders Proposals That Offer No Specific Economic Benefit to the Client: When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

Conflicts of Interest

SGA’s proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

SGA personnel may be nominated to serve on the board of directors of a portfolio company. In these cases, the SGA employee serving as director must balance his or her duty owed to SGA’s clients with his or her duty owed to all of the shareholders of the Company. The SGA Proxy Committee (the “Committee”) will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board. The Committee presently consists of the three principals of SGA. Any investment professional serving on the committee shall not have primary responsibility for SGA’s relationship with the applicable portfolio company.

There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA’s general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA’s policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client’s proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and “-”) to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may

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be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.

Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

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INVESTMENT MANAGERS SERIES TRUST
SGA Global Growth Fund

SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 27, 2013

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints as proxy, George Fraise, (with power of substitution), to vote all the undersigned’s shares of the SGA Global Growth Fund (the “Fund”) at the Special Meeting of Shareholders to be held on September 27, 2013, at 2:00 p.m. Eastern Time at the offices of Sustainable Growth Advisers, LP, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901 and any adjournments thereof (“Meeting”), with all the power the undersigned would have if personally present.

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Dated:____________________________

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The Board of Trustees recommends a vote FOR the Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐
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